Free Writing Prospectus Registration Statement No. 333-131266 Dated May 6, 2008 Filed pursuant to Rule 433

> Home

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR
Market Vectors Currency ETNs

EXCHANGE TRADED NOTES                   How can you use Market Vectors ETNs as
                                        part of your investment program?

Currency ETNs

Single Exposure ETNs
o Chinese Renminbi/USD ETN
o Indian Rupee/USD ETN

Double Exposure ETNs
o Double Long Euro ETN
o Double Short Euro ETN

Frequently Asked Questions

> What are Market Vectors Currency ETNs?

- Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate between U.S. dollars and foreign currencies. The underlying indices are also affected by movements in interest rates in the country of the underlying currency and in the United States.

Market Vectors ETNs are not equities or index funds, but do possess some trading advantages of these products.

> What are Market Vectors Double Exposure ETNs?

- The Double Long and Double Short strategies are two-times leveraged directional investments for those looking to manage risk or to enhance profits from upward or downward currency market movements.

The underlying indices seek to double the daily investment performance of a specific currency by producing investment results that are 200% of a long investment in that currency (Double Long strategy) or 200% of a short investment in that currency (Double Short strategy).

Leverage has potential for greater returns and losses and involves significant risk; investors should discuss this strategy with their financial advisors prior to investing.

> What are the advantages of exchange-traded notes?

- Exchange-traded notes allow for convenient access to the returns of market benchmarks, minus investor fees(1). They offer trading flexibility not unlike equities and are traded on an exchange throughout the day. ETNs can act as an effective hedging tool, as they can be traded long or short. ETNs typically seek to offer cost-effective investments in previously cumbersome, expensive or difficult-to-access sectors of the market. Please speak to your financial advisor for more information.

> How do ETNs generate returns?

- Investors may trade ETNs on an exchange at market price or receive a payment upon maturity (including upon acceleration) or early redemption(2), based on
Index performance, less investor fees(1).

> Who is the issuer?

- Morgan Stanley is a global financial services firm that, through its subsidiaries and affiliates, provides its products and services to a large and diversified group of clients and customers, including corporations, governments, financial institutions and individuals. The credit ratings for
Morgan Stanley's senior debt are Aa3 for Moody's and AA- for Standard &
Poor's(3). Morgan Stanley's senior debt credit ratings are on negative outlook.

> How can you buy and sell Market Vectors ETNs?

- Market Vectors ETNs are listed on NYSE Arca. You can buy and sell Market
Vectors ETNs through a broker at any time and will be subject to brokerage commissions. You may sell Market Vectors ETNs in several ways. You can sell the
ETNs in the secondary market during trading hours. You may also choose early redemption if you own a large block of ETNs, typically 50,000 units, and redeem the block directly to the issuer (see the procedures for redemption(2) set forth in the applicable prospectus). Alternatively, you may hold the ETNs until maturity (including upon acceleration) and receive a cash payment from the issuer based upon the positive or negative performance of the underlying index, less investor fees(1).

> What are the risks of investing in ETNs?

- ETNs are not secured debt; there is no principal protection; the ETNs do not pay interest and the issuer is subject to default risk. Apart from default risk, there is also credit rating risk. That is, if the issuer's credit rating is downgraded, the ETN's value may decrease even while the underlying index rises. The underlying index may go up or down. Even if the index goes up, investors may not recover their principal once investor fees are deducted.

Investing in leveraged investment strategies, such as the Market Vectors Double
Exposure ETNs, involves significant additional risk. Any movement in the spot exchange rate or any differential between short-term interest rates will have a two-times leveraged impact on the underlying index.

For individual investors and financial professionals alike, Market Vectors
Currency ETNs provide an innovative, convenient way to trade, hedge or invest in dynamic world currency markets.

Features and Benefits

Convenient
easy access to major world currencies through a single securities transaction

Customized
customized tools to execute risk management strategies

Economical
cost-effective way to take directional positions on global currencies

1Please see the prospectus for complete information about investor fees. The
Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the yearly investment fee times the principal amount of your
ETNs times the Index Factor on that day (or, if such day is not an index business day, the Index Factor on the immediately preceding an index business day) divided by 365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the underlying index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the ETNs directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3The ETNs are not rated and offer no principal protection. Investors in the
ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)", "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Home

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR
Market Vectors Currency ETNs

EXCHANGE TRADED NOTES                   How can you use Market Vectors ETNs as
                                        part of your investment program?

Currency ETNs

Single Exposure ETNs
o Chinese Renminbi/USD ETN
o Indian Rupee/USD ETN

Double Exposure ETNs
o Double Long Euro ETN
o Double Short Euro ETN

Frequently Asked Questions

> What are Market Vectors Currency ETNs?

- Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate between U.S. dollars and foreign currencies. The underlying indices are also affected by movements in interest rates in the country of the underlying currency and in the United States.

Market Vectors ETNs are not equities or index funds, but do possess some trading advantages of these products.

> What are Market Vectors Double Exposure ETNs?

- The Double Long and Double Short strategies are two-times leveraged directional investments for those looking to manage risk or to enhance profits from upward or downward currency market movements.

The underlying indices seek to double the daily investment performance of a specific currency by producing investment results that are 200% of a long investment in that currency (Double Long strategy) or 200% of a short investment in that currency (Double Short strategy).

Leverage has potential for greater returns and losses and involves significant risk; investors should discuss this strategy with their financial advisors prior to investing.

> What are the advantages of exchange-traded notes?

- Exchange-traded notes allow for convenient access to the returns of market benchmarks, minus investor fees(1). They offer trading flexibility not unlike equities and are traded on an exchange throughout the day. ETNs can act as an effective hedging tool, as they can be traded long or short. ETNs typically seek to offer cost-effective investments in previously cumbersome, expensive or difficult-to-access sectors of the market. Please speak to your financial advisor for more information.

> How do ETNs generate returns?

- Investors may trade ETNs on an exchange at market price or receive a payment upon maturity (including upon acceleration) or early redemption(2), based on
Index performance, less investor fees(1).

> Who is the issuer?

- Morgan Stanley is a global financial services firm that, through its subsidiaries and affiliates, provides its products and services to a large and diversified group of clients and customers, including corporations, governments, financial institutions and individuals. The credit ratings for
Morgan Stanley's senior debt are Aa3 for Moody's and AA- for Standard &
Poor's(3). Morgan Stanley's senior debt credit ratings are on negative outlook.

> How can you buy and sell Market Vectors ETNs?

- Market Vectors ETNs are listed on NYSE Arca. You can buy and sell Market
Vectors ETNs through a broker at any time and will be subject to brokerage commissions. You may sell Market Vectors ETNs in several ways. You can sell the
ETNs in the secondary market during trading hours. You may also choose early redemption if you own a large block of ETNs, typically 50,000 units, and redeem the block directly to the issuer (see the procedures for redemption(2) set forth in the applicable prospectus). Alternatively, you may hold the ETNs until maturity (including upon acceleration) and receive a cash payment from the issuer based upon the positive or negative performance of the underlying index, less investor fees(1).

> What are the risks of investing in ETNs?

- ETNs are not secured debt; there is no principal protection; the ETNs do not pay interest and the issuer is subject to default risk. Apart from default risk, there is also credit rating risk. That is, if the issuer's credit rating is downgraded, the ETN's value may decrease even while the underlying index rises. The underlying index may go up or down. Even if the index goes up, investors may not recover their principal once investor fees are deducted.

Investing in leveraged investment strategies, such as the Market Vectors Double
Exposure ETNs, involves significant additional risk. Any movement in the spot exchange rate or any differential between short-term interest rates will have a two-times leveraged impact on the underlying index.

For individual investors and financial professionals alike, Market Vectors
Currency ETNs provide an innovative, convenient way to trade, hedge or invest in dynamic world currency markets.

Features and Benefits

Convenient
easy access to major world currencies through a single securities transaction

Customized
customized tools to execute risk management strategies

Economical
cost-effective way to take directional positions on global currencies

1Please see the prospectus for complete information about investor fees. The
Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the yearly investment fee times the principal amount of your
ETNs times the Index Factor on that day (or, if such day is not an index business day, the Index Factor on the immediately preceding an index business day) divided by 365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the underlying index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the ETNs directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3The ETNs are not rated and offer no principal protection. Investors in the
ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)", "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Home

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR
Market Vectors Currency ETNs

EXCHANGE TRADED NOTES                   How can you use Market Vectors ETNs as
                                        part of your investment program?

Currency ETNs

Single Exposure ETNs
o Chinese Renminbi/USD ETN
o Indian Rupee/USD ETN

Double Exposure ETNs
o Double Long Euro ETN
o Double Short Euro ETN

Frequently Asked Questions

> What are Market Vectors Currency ETNs?

- Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate between U.S. dollars and foreign currencies. The underlying indices are also affected by movements in interest rates in the country of the underlying currency and in the United States.

Market Vectors ETNs are not equities or index funds, but do possess some trading advantages of these products.

> What are Market Vectors Double Exposure ETNs?

- The Double Long and Double Short strategies are two-times leveraged directional investments for those looking to manage risk or to enhance profits from upward or downward currency market movements.

The underlying indices seek to double the daily investment performance of a specific currency by producing investment results that are 200% of a long investment in that currency (Double Long strategy) or 200% of a short investment in that currency (Double Short strategy).

Leverage has potential for greater returns and losses and involves significant risk; investors should discuss this strategy with their financial advisors prior to investing.

> What are the advantages of exchange-traded notes?

- Exchange-traded notes allow for convenient access to the returns of market benchmarks, minus investor fees(1). They offer trading flexibility not unlike equities and are traded on an exchange throughout the day. ETNs can act as an effective hedging tool, as they can be traded long or short. ETNs typically seek to offer cost-effective investments in previously cumbersome, expensive or difficult-to-access sectors of the market. Please speak to your financial advisor for more information.

> How do ETNs generate returns?

- Investors may trade ETNs on an exchange at market price or receive a payment upon maturity (including upon acceleration) or early redemption(2), based on
Index performance, less investor fees(1).

> Who is the issuer?

- Morgan Stanley is a global financial services firm that, through its subsidiaries and affiliates, provides its products and services to a large and diversified group of clients and customers, including corporations, governments, financial institutions and individuals. The credit ratings for
Morgan Stanley's senior debt are Aa3 for Moody's and AA- for Standard &
Poor's(3). Morgan Stanley's senior debt credit ratings are on negative outlook.

> How can you buy and sell Market Vectors ETNs?

- Market Vectors ETNs are listed on NYSE Arca. You can buy and sell Market
Vectors ETNs through a broker at any time and will be subject to brokerage commissions. You may sell Market Vectors ETNs in several ways. You can sell the
ETNs in the secondary market during trading hours. You may also choose early redemption if you own a large block of ETNs, typically 50,000 units, and redeem the block directly to the issuer (see the procedures for redemption(2) set forth in the applicable prospectus). Alternatively, you may hold the ETNs until maturity (including upon acceleration) and receive a cash payment from the issuer based upon the positive or negative performance of the underlying index, less investor fees(1).

> What are the risks of investing in ETNs?

- ETNs are not secured debt; there is no principal protection; the ETNs do not pay interest and the issuer is subject to default risk. Apart from default risk, there is also credit rating risk. That is, if the issuer's credit rating is downgraded, the ETN's value may decrease even while the underlying index rises. The underlying index may go up or down. Even if the index goes up, investors may not recover their principal once investor fees are deducted.

Investing in leveraged investment strategies, such as the Market Vectors Double
Exposure ETNs, involves significant additional risk. Any movement in the spot exchange rate or any differential between short-term interest rates will have a two-times leveraged impact on the underlying index.

For individual investors and financial professionals alike, Market Vectors
Currency ETNs provide an innovative, convenient way to trade, hedge or invest in dynamic world currency markets.

Features and Benefits

Convenient
easy access to major world currencies through a single securities transaction

Customized
customized tools to execute risk management strategies

Economical
cost-effective way to take directional positions on global currencies

1Please see the prospectus for complete information about investor fees. The
Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the yearly investment fee times the principal amount of your
ETNs times the Index Factor on that day (or, if such day is not an index business day, the Index Factor on the immediately preceding an index business day) divided by 365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the underlying index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the ETNs directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3The ETNs are not rated and offer no principal protection. Investors in the
ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)", "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Prices and Returns

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Prices | Month End Returns | Quarter End Returns

1.888.MKT.VCTR

Market Vectors Currency ETNs - Prices

May 02, 2008

Product Name            Last Price      Volume    Daily Change   YTD Change   Historical
                                                   Last Price    Last Price     Prices
-------------------------------------------------------------------------------------------
Single Exposure ETNs
-------------------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN   $39.52       33,497    ($0.09) + 0.0%      n/a
-------------------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN       $40.43       550       $0.01 + 0.0%        n/a
-------------------------------------------------------------------------------------------
Double Exposure ETNs
-------------------------------------------------------------------------------------------
URR
Double Long Euro ETN       $0.00        0         $0.00 + 0.0%        n/a
-------------------------------------------------------------------------------------------
DRR
Double Short Euro ETN      $0.00        0         $0.00  + 0.0%       n/a
-------------------------------------------------------------------------------------------

Market Vectors Currency ETNs - Month End Returns

   March 31, 2008
Product Name                  1yr  3yr+    5yr+    10yr+     Since      Inception
                                                             Inception  Date
---------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN       n.a. n.a.    n.a.    n.a.     0.98       03/14/2008
---------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN           n.a. n.a.    n.a.    n.a.     2.20       03/14/2008
---------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------
URR
Double Long Euro ETN           n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
DRR
Double Short Euro ETN          n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
                                                                      +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Market Vectors Currency ETNs - Quarter End Returns

   March 31, 2008
Product Name                  1yr  3yr+    5yr+    10yr+     Since      Inception
                                                             Inception  Date
---------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN       n.a. n.a.    n.a.    n.a.     0.98       03/14/2008
---------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN           n.a. n.a.    n.a.    n.a.     2.20       03/14/2008
---------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------
URR
Double Long Euro ETN           n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
DRR
Double Short Euro ETN          n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
                                                                      +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Single Exposure ETNs

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to March
12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

Double Exposure ETNs

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to May 1,
2008 (the date S&P began publication of the Index), the closing value of the
Index used in this table are hypothetical values retrospectively calculated by
S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Prices and Returns

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Prices | Month End Returns | Quarter End Returns

1.888.MKT.VCTR

Market Vectors Currency ETNs - Prices

May 02, 2008

Product Name            Last Price      Volume    Daily Change   YTD Change   Historical
                                                   Last Price    Last Price     Prices
-------------------------------------------------------------------------------------------
Single Exposure ETNs
-------------------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN   $39.52       33,497    ($0.09) + 0.0%      n/a
-------------------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN       $40.43       550       $0.01 + 0.0%        n/a
-------------------------------------------------------------------------------------------
Double Exposure ETNs
-------------------------------------------------------------------------------------------
URR
Double Long Euro ETN       $0.00        0         $0.00 + 0.0%        n/a
-------------------------------------------------------------------------------------------
DRR
Double Short Euro ETN      $0.00        0         $0.00  + 0.0%       n/a
-------------------------------------------------------------------------------------------

Market Vectors Currency ETNs - Month End Returns

   March 31, 2008
Product Name                  1yr  3yr+    5yr+    10yr+     Since      Inception
                                                             Inception  Date
---------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN       n.a. n.a.    n.a.    n.a.     0.98       03/14/2008
---------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN           n.a. n.a.    n.a.    n.a.     2.20       03/14/2008
---------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------
URR
Double Long Euro ETN           n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
DRR
Double Short Euro ETN          n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
                                                                      +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Market Vectors Currency ETNs - Quarter End Returns

   March 31, 2008
Product Name                  1yr  3yr+    5yr+    10yr+     Since      Inception
                                                             Inception  Date
---------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN       n.a. n.a.    n.a.    n.a.     0.98       03/14/2008
---------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN           n.a. n.a.    n.a.    n.a.     2.20       03/14/2008
---------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------
URR
Double Long Euro ETN           n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
DRR
Double Short Euro ETN          n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
                                                                      +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Single Exposure ETNs

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to March
12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

Double Exposure ETNs

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to May 1,
2008 (the date S&P began publication of the Index), the closing value of the
Index used in this table are hypothetical values retrospectively calculated by
S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Prices and Returns

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Prices | Month End Returns | Quarter End Returns

1.888.MKT.VCTR

Market Vectors Currency ETNs - Prices

May 02, 2008

Product Name            Last Price      Volume    Daily Change   YTD Change   Historical
                                                   Last Price    Last Price     Prices
-------------------------------------------------------------------------------------------
Single Exposure ETNs
-------------------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN   $39.52       33,497    ($0.09) + 0.0%      n/a
-------------------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN       $40.43       550       $0.01 + 0.0%        n/a
-------------------------------------------------------------------------------------------
Double Exposure ETNs
-------------------------------------------------------------------------------------------
URR
Double Long Euro ETN       $0.00        0         $0.00 + 0.0%        n/a
-------------------------------------------------------------------------------------------
DRR
Double Short Euro ETN      $0.00        0         $0.00  + 0.0%       n/a
-------------------------------------------------------------------------------------------

Market Vectors Currency ETNs - Month End Returns

   March 31, 2008
Product Name                  1yr  3yr+    5yr+    10yr+     Since      Inception
                                                             Inception  Date
---------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN       n.a. n.a.    n.a.    n.a.     0.98       03/14/2008
---------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN           n.a. n.a.    n.a.    n.a.     2.20       03/14/2008
---------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------
URR
Double Long Euro ETN           n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
DRR
Double Short Euro ETN          n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
                                                                      +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Market Vectors Currency ETNs - Quarter End Returns

   March 31, 2008
Product Name                  1yr  3yr+    5yr+    10yr+     Since      Inception
                                                             Inception  Date
---------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN       n.a. n.a.    n.a.    n.a.     0.98       03/14/2008
---------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN           n.a. n.a.    n.a.    n.a.     2.20       03/14/2008
---------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------
URR
Double Long Euro ETN           n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
DRR
Double Short Euro ETN          n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
                                                                      +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Single Exposure ETNs

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to March
12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

Double Exposure ETNs

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to May 1,
2008 (the date S&P began publication of the Index), the closing value of the
Index used in this table are hypothetical values retrospectively calculated by
S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Prices and Returns

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Prices | Month End Returns | Quarter End Returns

1.888.MKT.VCTR

Market Vectors Currency ETNs - Prices

May 02, 2008

Product Name            Last Price      Volume    Daily Change   YTD Change   Historical
                                                   Last Price    Last Price     Prices
-------------------------------------------------------------------------------------------
Single Exposure ETNs
-------------------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN   $39.52       33,497    ($0.09) + 0.0%      n/a
-------------------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN       $40.43       550       $0.01 + 0.0%        n/a
-------------------------------------------------------------------------------------------
Double Exposure ETNs
-------------------------------------------------------------------------------------------
URR
Double Long Euro ETN       $0.00        0         $0.00 + 0.0%        n/a
-------------------------------------------------------------------------------------------
DRR
Double Short Euro ETN      $0.00        0         $0.00  + 0.0%       n/a
-------------------------------------------------------------------------------------------

Market Vectors Currency ETNs - Quarter End Returns

   March 31, 2008
Product Name                  1yr  3yr+    5yr+    10yr+     Since      Inception
                                                             Inception  Date
---------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------
CNY
Chinese Renminbi/USD ETN       n.a. n.a.    n.a.    n.a.     0.98       03/14/2008
---------------------------------------------------------------------------------
INR
Indian Rupee/USD ETN           n.a. n.a.    n.a.    n.a.     2.20       03/14/2008
---------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------
URR
Double Long Euro ETN           n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
DRR
Double Short Euro ETN          n.a. n.a.    n.a.    n.a.     n.a.       05/06/2008
---------------------------------------------------------------------------------
                                                                      +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Single Exposure ETNs

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to March
12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

Double Exposure ETNs

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to May 1,
2008 (the date S&P began publication of the Index), the closing value of the
Index used in this table are hypothetical values retrospectively calculated by
S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

The performance quoted represents historical performance and is not an indication that the return on the ETN is more or less likely to increase or decrease at any time during the term of the ETN. There can be no assurance that the future performance of the ETN will result in holders of the ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns.

The performance quoted represents historical performance and is not an indication that the return on the ETN is more or less likely to increase or decrease at any time during the term of the ETN. There can be no assurance that the future performance of the ETN will result in holders of the ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns.

The performance quoted represents historical performance and is not an indication that the return on the ETN is more or less likely to increase or decrease at any time during the term of the ETN. There can be no assurance that the future performance of the ETN will result in holders of the ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns.

The performance quoted represents historical performance and is not an indication that the return on the ETN is more or less likely to increase or decrease at any time during the term of the ETN. There can be no assurance that the future performance of the ETN will result in holders of the ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns.

> Product Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Product Facts | Index Facts

1.888.MKT.VCTR
Market Vectors Chinese Renminbi/USD ETN (CNY)

MARKET VECTORS > CNY
Chinese Renminbi/USD ETN

Market Vectors Currency Exchange Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Chinese Renminbi/USD ETN seeks to track the performance of the S&P Chinese Renminbi Total Return Index (SPCBCNY), less investor fees(1).
Investors may trade the ETN on an exchange at market price or receive, at maturity or upon early redemption(2), a cash payment from the issuer based on
Index performance, less investor fees(1).

Performance History      More Info

Month-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR   5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBCNY)             0.39%   0.79%  2.91%  8.68%  n.a.    n.a.
-------------------------
ETN (CNY)                   0.98%   n.a.   n.a.   n.a.   n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008

                                                            +Annualized
Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR   5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBCNY)             0.39%   0.79%  2.91%  8.68%  n.a.    n.a.
--------------------------
ETN (CNY)                   0.98%   n.a.   n.a.   n.a.   n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008

                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to March 12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
--------------------------------------------------
TICKER                          CNY
--------------------------------------------------
INTRADAY INDICATIVE VALUE3      CNYIV
--------------------------------------------------
MARKET CAP  (5/02/2008)         59.7M
--------------------------------------------------
INCEPTION DATE                  03/14/2008
--------------------------------------------------
MATURITY DATE                   03/31/2020
--------------------------------------------------
YEARLY INVESTOR FEE1            0.55%
--------------------------------------------------
EXCHANGE                        NYSE Arca
--------------------------------------------------

Features and Benefits

Easy Access
provides exposure to RMB market in the form of a single securities transaction

Major World Currency
participate in the currency of one of the world's largest and most important countries

Index Seeks to Track the Currency
achieved by currency forward contracts plus short term deposits

Issuer Details
---------------------------------------------------
ISSUER                          Morgan Stanley
---------------------------------------------------
S&P RATING                      AA-
---------------------------------------------------
MOODY'S RATING                  Aa3
---------------------------------------------------

The ETNs are not rated. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Policy Risk
change in Chinese foreign exchange policy could cause drop in value

Non-Diversification Risk
susceptible to single market events

Tracking Risk
index may deviate substantially from the spot exchange rate

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Chinese Renminbi/USD ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative
Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday
Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

The CNY ETNs are senior unsecured debt obligations of Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their CNY ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the CNY ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the stated
principal amount of your CNY ETNs at maturity or upon our earlier repurchase.
In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors
Currency ETNs. Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

CNY ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

CNY ETNs are subject to significant risk of loss. Risks include exposure to: a single, government-controlled currency exchange rate; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the CNY ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the CNY ETNs will vary and may be less than the original issue price at any time over the term of the ETNs.

"Standard & Poor's(R)," "S&P(R)" and "S&P Chinese Renminbi Total Return Index"
are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Morgan Stanley. The CNY ETNs are not sponsored, endorsed, sold or promoted by The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies,
Inc. makes no representation regarding the advisability of investing in the CNY
ETNs.

Van Eck Securities Corporation is the exclusive marketer of the CNY ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Product Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Product Facts | Index Facts

1.888.MKT.VCTR
Market Vectors Chinese Renminbi/USD ETN (CNY)

MARKET VECTORS > CNY
Chinese Renminbi/USD ETN

Market Vectors Currency Exchange Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Chinese Renminbi/USD ETN seeks to track the performance of the S&P Chinese Renminbi Total Return Index (SPCBCNY), less investor fees(1).
Investors may trade the ETN on an exchange at market price or receive, at maturity or upon early redemption(2), a cash payment from the issuer based on
Index performance, less investor fees(1).

Performance History      More Info

Month-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR   5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBCNY)             0.39%   0.79%  2.91%  8.68%  n.a.    n.a.
-------------------------
ETN (CNY)                   0.98%   n.a.   n.a.   n.a.   n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008

                                                            +Annualized
Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR   5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBCNY)             0.39%   0.79%  2.91%  8.68%  n.a.    n.a.
--------------------------
ETN (CNY)                   0.98%   n.a.   n.a.   n.a.   n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008

                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to March 12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
--------------------------------------------------
TICKER                          CNY
--------------------------------------------------
INTRADAY INDICATIVE VALUE3      CNYIV
--------------------------------------------------
MARKET CAP  (5/02/2008)         59.7M
--------------------------------------------------
INCEPTION DATE                  03/14/2008
--------------------------------------------------
MATURITY DATE                   03/31/2020
--------------------------------------------------
YEARLY INVESTOR FEE1            0.55%
--------------------------------------------------
EXCHANGE                        NYSE Arca
--------------------------------------------------

Features and Benefits

Easy Access
provides exposure to RMB market in the form of a single securities transaction

Major World Currency
participate in the currency of one of the world's largest and most important countries

Index Seeks to Track the Currency
achieved by currency forward contracts plus short term deposits

Issuer Details
---------------------------------------------------
ISSUER                          Morgan Stanley
---------------------------------------------------
S&P RATING                      AA-
---------------------------------------------------
MOODY'S RATING                  Aa3
---------------------------------------------------

The ETNs are not rated. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Policy Risk
change in Chinese foreign exchange policy could cause drop in value

Non-Diversification Risk
susceptible to single market events

Tracking Risk
index may deviate substantially from the spot exchange rate

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Chinese Renminbi/USD ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative
Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday
Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

The CNY ETNs are senior unsecured debt obligations of Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their CNY ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the CNY ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the stated
principal amount of your CNY ETNs at maturity or upon our earlier repurchase.
In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors
Currency ETNs. Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

CNY ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

CNY ETNs are subject to significant risk of loss. Risks include exposure to: a single, government-controlled currency exchange rate; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the CNY ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the CNY ETNs will vary and may be less than the original issue price at any time over the term of the ETNs.

"Standard & Poor's(R)," "S&P(R)" and "S&P Chinese Renminbi Total Return Index"
are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Morgan Stanley. The CNY ETNs are not sponsored, endorsed, sold or promoted by The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies,
Inc. makes no representation regarding the advisability of investing in the CNY
ETNs.

Van Eck Securities Corporation is the exclusive marketer of the CNY ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Product Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Product Facts | Index Facts

1.888.MKT.VCTR
Market Vectors Chinese Renminbi/USD ETN (CNY)

MARKET VECTORS > CNY
Chinese Renminbi/USD ETN

Market Vectors Currency Exchange Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Chinese Renminbi/USD ETN seeks to track the performance of the S&P Chinese Renminbi Total Return Index (SPCBCNY), less investor fees(1).
Investors may trade the ETN on an exchange at market price or receive, at maturity or upon early redemption(2), a cash payment from the issuer based on
Index performance, less investor fees(1).

Performance History      More Info

Month-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR   5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBCNY)             0.39%   0.79%  2.91%  8.68%  n.a.    n.a.
-------------------------
ETN (CNY)                   0.98%   n.a.   n.a.   n.a.   n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008

                                                            +Annualized
Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR   5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBCNY)             0.39%   0.79%  2.91%  8.68%  n.a.    n.a.
--------------------------
ETN (CNY)                   0.98%   n.a.   n.a.   n.a.   n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008

                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to March 12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
--------------------------------------------------
TICKER                          CNY
--------------------------------------------------
INTRADAY INDICATIVE VALUE3      CNYIV
--------------------------------------------------
MARKET CAP  (5/02/2008)         59.7M
--------------------------------------------------
INCEPTION DATE                  03/14/2008
--------------------------------------------------
MATURITY DATE                   03/31/2020
--------------------------------------------------
YEARLY INVESTOR FEE1            0.55%
--------------------------------------------------
EXCHANGE                        NYSE Arca
--------------------------------------------------

Features and Benefits

Easy Access
provides exposure to RMB market in the form of a single securities transaction

Major World Currency
participate in the currency of one of the world's largest and most important countries

Index Seeks to Track the Currency
achieved by currency forward contracts plus short term deposits

Issuer Details
---------------------------------------------------
ISSUER                          Morgan Stanley
---------------------------------------------------
S&P RATING                      AA-
---------------------------------------------------
MOODY'S RATING                  Aa3
---------------------------------------------------

The ETNs are not rated. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Policy Risk
change in Chinese foreign exchange policy could cause drop in value

Non-Diversification Risk
susceptible to single market events

Tracking Risk
index may deviate substantially from the spot exchange rate

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Chinese Renminbi/USD ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative
Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday
Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

The CNY ETNs are senior unsecured debt obligations of Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their CNY ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the CNY ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the stated
principal amount of your CNY ETNs at maturity or upon our earlier repurchase.
In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors
Currency ETNs. Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

CNY ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

CNY ETNs are subject to significant risk of loss. Risks include exposure to: a single, government-controlled currency exchange rate; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the CNY ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the CNY ETNs will vary and may be less than the original issue price at any time over the term of the ETNs.

"Standard & Poor's(R)," "S&P(R)" and "S&P Chinese Renminbi Total Return Index"
are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Morgan Stanley. The CNY ETNs are not sponsored, endorsed, sold or promoted by The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies,
Inc. makes no representation regarding the advisability of investing in the CNY
ETNs.

Van Eck Securities Corporation is the exclusive marketer of the CNY ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Product Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Product Facts | Index Facts

1.888.MKT.VCTR
Market Vectors Chinese Renminbi/USD ETN (CNY)

MARKET VECTORS > CNY
Chinese Renminbi/USD ETN

Market Vectors Currency Exchange Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Chinese Renminbi/USD ETN seeks to track the performance of the S&P Chinese Renminbi Total Return Index (SPCBCNY), less investor fees(1).
Investors may trade the ETN on an exchange at market price or receive, at maturity or upon early redemption(2), a cash payment from the issuer based on
Index performance, less investor fees(1).

Performance History      More Info

Month-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR   5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBCNY)             0.39%   0.79%  2.91%  8.68%  n.a.    n.a.
-------------------------
ETN (CNY)                   0.98%   n.a.   n.a.   n.a.   n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008

                                                            +Annualized
Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR   5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBCNY)             0.39%   0.79%  2.91%  8.68%  n.a.    n.a.
--------------------------
ETN (CNY)                   0.98%   n.a.   n.a.   n.a.   n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008

                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to March 12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
--------------------------------------------------
TICKER                          CNY
--------------------------------------------------
INTRADAY INDICATIVE VALUE3      CNYIV
--------------------------------------------------
MARKET CAP  (5/02/2008)         59.7M
--------------------------------------------------
INCEPTION DATE                  03/14/2008
--------------------------------------------------
MATURITY DATE                   03/31/2020
--------------------------------------------------
YEARLY INVESTOR FEE1            0.55%
--------------------------------------------------
EXCHANGE                        NYSE Arca
--------------------------------------------------

Features and Benefits

Easy Access
provides exposure to RMB market in the form of a single securities transaction

Major World Currency
participate in the currency of one of the world's largest and most important countries

Index Seeks to Track the Currency
achieved by currency forward contracts plus short term deposits

Issuer Details
---------------------------------------------------
ISSUER                          Morgan Stanley
---------------------------------------------------
S&P RATING                      AA-
---------------------------------------------------
MOODY'S RATING                  Aa3
---------------------------------------------------

The ETNs are not rated. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Policy Risk
change in Chinese foreign exchange policy could cause drop in value

Non-Diversification Risk
susceptible to single market events

Tracking Risk
index may deviate substantially from the spot exchange rate

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Chinese Renminbi/USD ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative
Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday
Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

The CNY ETNs are senior unsecured debt obligations of Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their CNY ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the CNY ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the stated
principal amount of your CNY ETNs at maturity or upon our earlier repurchase.
In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors
Currency ETNs. Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

CNY ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

CNY ETNs are subject to significant risk of loss. Risks include exposure to: a single, government-controlled currency exchange rate; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the CNY ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the CNY ETNs will vary and may be less than the original issue price at any time over the term of the ETNs.

"Standard & Poor's(R)," "S&P(R)" and "S&P Chinese Renminbi Total Return Index"
are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Morgan Stanley. The CNY ETNs are not sponsored, endorsed, sold or promoted by The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies,
Inc. makes no representation regarding the advisability of investing in the CNY
ETNs.

Van Eck Securities Corporation is the exclusive marketer of the CNY ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Indian Rupee/USD ETN (INR)

MARKET VECTORS > INR
Indian Rupee/USD ETN

Market Vectors Currency Exchange Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of a specific foreign currency.

The Market Vectors-Indian Rupee/USD ETN seeks to track the performance of the
S&P Indian Rupee Total Return Index (SPCBINR), less investor fees(1). Investors may trade the ETN on an exchange at market price or receive, at maturity or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History     More Info

Month-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBINR)             2.19%   0.54%  0.00%  16.20%  9.11%   n.a.
--------------------------
ETN (INR)                   2.20%   n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008
                                                            +Annualized

Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBINR)             2.19%   0.54%  0.00%  16.20%  9.11%   n.a.
ETN (INR)                   2.20%   n.a.   n.a.   n.a.    n.a.    n.a.
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008
                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to March 12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details      Fact Sheet
-----------------------------------------
TICKER                      INR
-----------------------------------------
INTRADAY INDICATIVE VALUE3  INRIV
-----------------------------------------
MARKET CAP  (5/02/2008)     4.0M
-----------------------------------------
INCEPTION DATE              03/14/2008
-----------------------------------------
MATURITY DATE               03/31/2020
-----------------------------------------
YEARLY INVESTOR FEE1        0.55%
-----------------------------------------
EXCHANGE                    NYSE Arca
-----------------------------------------

Features and Benefits

Easy Access
provides exposure to rupee market in the form of a single securities transaction

Major World Currency
participate in the currency of one of the world's largest and most important countries

Index Seeks to Track the Currency
achieved by currency forward contracts plus short term deposits

Issuer Details
--------------------------------
ISSUER            Morgan Stanley
--------------------------------
S&P RATING        AA-
--------------------------------
MOODY'S RATING    Aa3
--------------------------------

The ETNs are not rated. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Policy Risk
change in Indian foreign exchange policy could cause drop in value

Non-Diversification Risk
susceptible to single market events

Tracking Risk
index may deviate substantially from the spot exchange rate

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Indian Rupee/USD ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative
Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday
Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

The INR ETNs are senior unsecured debt obligations of Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their INR ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the INR ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the stated
principal amount of your INR ETNs at maturity or upon our earlier repurchase.
In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors
Currency ETNs. Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

INR ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

INR ETNs are subject to significant risk of loss. Risks include exposure to: a single currency exchange rate; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the INR ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economical, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the INR ETNs will vary and may be less than the original issue price at any time over the term of the ETNs.

"Standard & Poor's(R)," "S&P(R)" and "S&P Indian Rupee Total Retrn Index" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Morgan Stanley. The INR ETNs are not sponsored, endorsed, sold or promoted by
The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the INR ETNs.

Van Eck Securities Corporation is the exclusive marketer of the INR ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Indian Rupee/USD ETN (INR)

MARKET VECTORS > INR
Indian Rupee/USD ETN

Market Vectors Currency Exchange Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of a specific foreign currency.

The Market Vectors-Indian Rupee/USD ETN seeks to track the performance of the
S&P Indian Rupee Total Return Index (SPCBINR), less investor fees(1). Investors may trade the ETN on an exchange at market price or receive, at maturity or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History     More Info

Month-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBINR)             2.19%   0.54%  0.00%  16.20%  9.11%   n.a.
--------------------------
ETN (INR)                   2.20%   n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008
                                                            +Annualized

Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBINR)             2.19%   0.54%  0.00%  16.20%  9.11%   n.a.
ETN (INR)                   2.20%   n.a.   n.a.   n.a.    n.a.    n.a.
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008
                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to March 12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details      Fact Sheet
-----------------------------------------
TICKER                      INR
-----------------------------------------
INTRADAY INDICATIVE VALUE3  INRIV
-----------------------------------------
MARKET CAP  (5/02/2008)     4.0M
-----------------------------------------
INCEPTION DATE              03/14/2008
-----------------------------------------
MATURITY DATE               03/31/2020
-----------------------------------------
YEARLY INVESTOR FEE1        0.55%
-----------------------------------------
EXCHANGE                    NYSE Arca
-----------------------------------------

Features and Benefits

Easy Access
provides exposure to rupee market in the form of a single securities transaction

Major World Currency
participate in the currency of one of the world's largest and most important countries

Index Seeks to Track the Currency
achieved by currency forward contracts plus short term deposits

Issuer Details
--------------------------------
ISSUER            Morgan Stanley
--------------------------------
S&P RATING        AA-
--------------------------------
MOODY'S RATING    Aa3
--------------------------------

The ETNs are not rated. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Policy Risk
change in Indian foreign exchange policy could cause drop in value

Non-Diversification Risk
susceptible to single market events

Tracking Risk
index may deviate substantially from the spot exchange rate

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Indian Rupee/USD ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative
Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday
Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

The INR ETNs are senior unsecured debt obligations of Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their INR ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the INR ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the stated
principal amount of your INR ETNs at maturity or upon our earlier repurchase.
In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors
Currency ETNs. Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

INR ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

INR ETNs are subject to significant risk of loss. Risks include exposure to: a single currency exchange rate; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the INR ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economical, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the INR ETNs will vary and may be less than the original issue price at any time over the term of the ETNs.

"Standard & Poor's(R)," "S&P(R)" and "S&P Indian Rupee Total Retrn Index" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Morgan Stanley. The INR ETNs are not sponsored, endorsed, sold or promoted by
The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the INR ETNs.

Van Eck Securities Corporation is the exclusive marketer of the INR ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Indian Rupee/USD ETN (INR)

MARKET VECTORS > INR
Indian Rupee/USD ETN

Market Vectors Currency Exchange Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of a specific foreign currency.

The Market Vectors-Indian Rupee/USD ETN seeks to track the performance of the
S&P Indian Rupee Total Return Index (SPCBINR), less investor fees(1). Investors may trade the ETN on an exchange at market price or receive, at maturity or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History     More Info

Month-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBINR)             2.19%   0.54%  0.00%  16.20%  9.11%   n.a.
--------------------------
ETN (INR)                   2.20%   n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008
                                                            +Annualized

Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBINR)             2.19%   0.54%  0.00%  16.20%  9.11%   n.a.
ETN (INR)                   2.20%   n.a.   n.a.   n.a.    n.a.    n.a.
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008
                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to March 12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details      Fact Sheet
-----------------------------------------
TICKER                      INR
-----------------------------------------
INTRADAY INDICATIVE VALUE3  INRIV
-----------------------------------------
MARKET CAP  (5/02/2008)     4.0M
-----------------------------------------
INCEPTION DATE              03/14/2008
-----------------------------------------
MATURITY DATE               03/31/2020
-----------------------------------------
YEARLY INVESTOR FEE1        0.55%
-----------------------------------------
EXCHANGE                    NYSE Arca
-----------------------------------------

Features and Benefits

Easy Access
provides exposure to rupee market in the form of a single securities transaction

Major World Currency
participate in the currency of one of the world's largest and most important countries

Index Seeks to Track the Currency
achieved by currency forward contracts plus short term deposits

Issuer Details
--------------------------------
ISSUER            Morgan Stanley
--------------------------------
S&P RATING        AA-
--------------------------------
MOODY'S RATING    Aa3
--------------------------------

The ETNs are not rated. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Policy Risk
change in Indian foreign exchange policy could cause drop in value

Non-Diversification Risk
susceptible to single market events

Tracking Risk
index may deviate substantially from the spot exchange rate

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Indian Rupee/USD ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative
Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday
Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

The INR ETNs are senior unsecured debt obligations of Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their INR ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the INR ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the stated
principal amount of your INR ETNs at maturity or upon our earlier repurchase.
In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors
Currency ETNs. Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

INR ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

INR ETNs are subject to significant risk of loss. Risks include exposure to: a single currency exchange rate; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the INR ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economical, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the INR ETNs will vary and may be less than the original issue price at any time over the term of the ETNs.

"Standard & Poor's(R)," "S&P(R)" and "S&P Indian Rupee Total Retrn Index" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Morgan Stanley. The INR ETNs are not sponsored, endorsed, sold or promoted by
The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the INR ETNs.

Van Eck Securities Corporation is the exclusive marketer of the INR ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Indian Rupee/USD ETN (INR)

MARKET VECTORS > INR
Indian Rupee/USD ETN

Market Vectors Currency Exchange Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of a specific foreign currency.

The Market Vectors-Indian Rupee/USD ETN seeks to track the performance of the
S&P Indian Rupee Total Return Index (SPCBINR), less investor fees(1). Investors may trade the ETN on an exchange at market price or receive, at maturity or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History     More Info

Month-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBINR)             2.19%   0.54%  0.00%  16.20%  9.11%   n.a.
--------------------------
ETN (INR)                   2.20%   n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008
                                                            +Annualized

Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (SPCBINR)             2.19%   0.54%  0.00%  16.20%  9.11%   n.a.
ETN (INR)                   2.20%   n.a.   n.a.   n.a.    n.a.    n.a.
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
                                     *Commencement date: March 14, 2008
                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to March 12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details      Fact Sheet
-----------------------------------------
TICKER                      INR
-----------------------------------------
INTRADAY INDICATIVE VALUE3  INRIV
-----------------------------------------
MARKET CAP  (5/02/2008)     4.0M
-----------------------------------------
INCEPTION DATE              03/14/2008
-----------------------------------------
MATURITY DATE               03/31/2020
-----------------------------------------
YEARLY INVESTOR FEE1        0.55%
-----------------------------------------
EXCHANGE                    NYSE Arca
-----------------------------------------

Features and Benefits

Easy Access
provides exposure to rupee market in the form of a single securities transaction

Major World Currency
participate in the currency of one of the world's largest and most important countries

Index Seeks to Track the Currency
achieved by currency forward contracts plus short term deposits

Issuer Details
--------------------------------
ISSUER            Morgan Stanley
--------------------------------
S&P RATING        AA-
--------------------------------
MOODY'S RATING    Aa3
--------------------------------

The ETNs are not rated. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Policy Risk
change in Indian foreign exchange policy could cause drop in value

Non-Diversification Risk
susceptible to single market events

Tracking Risk
index may deviate substantially from the spot exchange rate

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Indian Rupee/USD ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative
Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday
Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

The INR ETNs are senior unsecured debt obligations of Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their INR ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the INR ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the stated
principal amount of your INR ETNs at maturity or upon our earlier repurchase.
In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors
Currency ETNs. Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

INR ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

INR ETNs are subject to significant risk of loss. Risks include exposure to: a single currency exchange rate; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the INR ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economical, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the INR ETNs will vary and may be less than the original issue price at any time over the term of the ETNs.

"Standard & Poor's(R)," "S&P(R)" and "S&P Indian Rupee Total Retrn Index" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Morgan Stanley. The INR ETNs are not sponsored, endorsed, sold or promoted by
The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the INR ETNs.

Van Eck Securities Corporation is the exclusive marketer of the INR ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Double Long Euro ETN (URR)

MARKET VECTORS > URR
Double Long Euro ETN

Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Double Long Euro ETN seeks to track the performance of the
Double Long Euro Index (DLONGEUR), less investor fees(1).

As the Index is two-times leveraged, for every 1% strengthening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% weakening of the euro relative to the U.S. dollar, the
Index will generally decrease by 2%.

Investors may trade the ETN on an exchange at market price or receive, at maturity (including upon acceleration of the ETNs) or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History      More Info

Month-End

As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (DLONGEUR)            n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
ETN (URR)                   n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                        *Commencement date: May 6, 2008
                                                            +Annualized

Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (DLONGEUR)            n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
ETN (URR)                   n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                        *Commencement date: May 6, 2008
                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to May 1, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
------------------------------------------
TICKER                        URR
------------------------------------------
INTRADAY INDICATIVE VALUE3    URRIV
------------------------------------------
MARKET CAP  (5/01/2008)       0.0M
------------------------------------------
INCEPTION DATE                05/06/2008
------------------------------------------
MATURITY DATE                 04/30/2020
------------------------------------------
YEARLY INVESTOR FEE1          0.65%
------------------------------------------
EXCHANGE                      NYSE Arca
------------------------------------------

Features and Benefits

2X Long Exposure
designed to double any appreciation of the euro (investors are also exposed to 2X any depreciation)

Efficient
express a leveraged bullish view on the euro in a single securities transaction

Leverage Reset Daily
index provides 2X leveraged long exposure to the value of the euro, reset daily

Issuer Details
------------------------------------------
ISSUER            Morgan Stanley
------------------------------------------
S&P RATING        AA-
------------------------------------------
MOODY'S RATING    Aa3
------------------------------------------

The ETNs are not rated and offer no principal protection. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan
Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Leverage Risk
2X leverage will magnify losses as well as gains

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Non-Diversification Risk
susceptible to single market events

Tracking Risk
high volatility and effects of interest rates in the US and Europe may cause
Index return to deviate from a 2X leveraged long exposure to the spot exchange rate

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Double Long Euro ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the ticker symbol listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday
Indicative Values.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

If the closing indicative value of the ETNs is less than or equal to $1.00 per
ETN for any index business day, the maturity date of the ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vector Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors-Double Long Euro ETNs are subject to significant risk of loss.
Risks include leveraged exposure to: single currency exchange rates; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness. Interest rates will also impact the level of the index, which will be adversely affected if the interest rate on U.S. dollars is greater than the interest rate on euros at any time during the term of the ETNs and this interest rate differential is not offset by movements in the spot exchange rate. In addition, the daily rebalancing of the index may dampen the positive effect on the index level of increases in the euro's value relative to the U.S. dollar, or it may amplify the negative impact on the index level of decreases in the euro's value relative to the U.S. dollar.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Leveraged investment strategies involve additional significant risk. Any movement in the spot exchange rate or any differential between short term interest rates will have a two times leveraged impact on the index.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Double Long Euro ETN (URR)

MARKET VECTORS > URR
Double Long Euro ETN

Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Double Long Euro ETN seeks to track the performance of the
Double Long Euro Index (DLONGEUR), less investor fees(1).

As the Index is two-times leveraged, for every 1% strengthening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% weakening of the euro relative to the U.S. dollar, the
Index will generally decrease by 2%.

Investors may trade the ETN on an exchange at market price or receive, at maturity (including upon acceleration of the ETNs) or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History      More Info

Month-End

As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (DLONGEUR)            n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
ETN (URR)                   n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                        *Commencement date: May 6, 2008
                                                            +Annualized

Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (DLONGEUR)            n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
ETN (URR)                   n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                        *Commencement date: May 6, 2008
                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to May 1, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
------------------------------------------
TICKER                        URR
------------------------------------------
INTRADAY INDICATIVE VALUE3    URRIV
------------------------------------------
MARKET CAP  (5/01/2008)       0.0M
------------------------------------------
INCEPTION DATE                05/06/2008
------------------------------------------
MATURITY DATE                 04/30/2020
------------------------------------------
YEARLY INVESTOR FEE1          0.65%
------------------------------------------
EXCHANGE                      NYSE Arca
------------------------------------------

Features and Benefits

2X Long Exposure
designed to double any appreciation of the euro (investors are also exposed to 2X any depreciation)

Efficient
express a leveraged bullish view on the euro in a single securities transaction

Leverage Reset Daily
index provides 2X leveraged long exposure to the value of the euro, reset daily

Issuer Details
------------------------------------------
ISSUER            Morgan Stanley
------------------------------------------
S&P RATING        AA-
------------------------------------------
MOODY'S RATING    Aa3
------------------------------------------

The ETNs are not rated and offer no principal protection. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan
Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Leverage Risk
2X leverage will magnify losses as well as gains

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Non-Diversification Risk
susceptible to single market events

Tracking Risk
high volatility and effects of interest rates in the US and Europe may cause
Index return to deviate from a 2X leveraged long exposure to the spot exchange rate

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Double Long Euro ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the ticker symbol listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday
Indicative Values.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

If the closing indicative value of the ETNs is less than or equal to $1.00 per
ETN for any index business day, the maturity date of the ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vector Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors-Double Long Euro ETNs are subject to significant risk of loss.
Risks include leveraged exposure to: single currency exchange rates; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness. Interest rates will also impact the level of the index, which will be adversely affected if the interest rate on U.S. dollars is greater than the interest rate on euros at any time during the term of the ETNs and this interest rate differential is not offset by movements in the spot exchange rate. In addition, the daily rebalancing of the index may dampen the positive effect on the index level of increases in the euro's value relative to the U.S. dollar, or it may amplify the negative impact on the index level of decreases in the euro's value relative to the U.S. dollar.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Leveraged investment strategies involve additional significant risk. Any movement in the spot exchange rate or any differential between short term interest rates will have a two times leveraged impact on the index.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Double Long Euro ETN (URR)

MARKET VECTORS > URR
Double Long Euro ETN

Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Double Long Euro ETN seeks to track the performance of the
Double Long Euro Index (DLONGEUR), less investor fees(1).

As the Index is two-times leveraged, for every 1% strengthening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% weakening of the euro relative to the U.S. dollar, the
Index will generally decrease by 2%.

Investors may trade the ETN on an exchange at market price or receive, at maturity (including upon acceleration of the ETNs) or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History      More Info

Month-End

As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (DLONGEUR)            n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
ETN (URR)                   n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                        *Commencement date: May 6, 2008
                                                            +Annualized

Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (DLONGEUR)            n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
ETN (URR)                   n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                        *Commencement date: May 6, 2008
                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to May 1, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
------------------------------------------
TICKER                        URR
------------------------------------------
INTRADAY INDICATIVE VALUE3    URRIV
------------------------------------------
MARKET CAP  (5/01/2008)       0.0M
------------------------------------------
INCEPTION DATE                05/06/2008
------------------------------------------
MATURITY DATE                 04/30/2020
------------------------------------------
YEARLY INVESTOR FEE1          0.65%
------------------------------------------
EXCHANGE                      NYSE Arca
------------------------------------------

Features and Benefits

2X Long Exposure
designed to double any appreciation of the euro (investors are also exposed to 2X any depreciation)

Efficient
express a leveraged bullish view on the euro in a single securities transaction

Leverage Reset Daily
index provides 2X leveraged long exposure to the value of the euro, reset daily

Issuer Details
------------------------------------------
ISSUER            Morgan Stanley
------------------------------------------
S&P RATING        AA-
------------------------------------------
MOODY'S RATING    Aa3
------------------------------------------

The ETNs are not rated and offer no principal protection. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan
Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Leverage Risk
2X leverage will magnify losses as well as gains

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Non-Diversification Risk
susceptible to single market events

Tracking Risk
high volatility and effects of interest rates in the US and Europe may cause
Index return to deviate from a 2X leveraged long exposure to the spot exchange rate

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Double Long Euro ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the ticker symbol listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday
Indicative Values.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

If the closing indicative value of the ETNs is less than or equal to $1.00 per
ETN for any index business day, the maturity date of the ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vector Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors-Double Long Euro ETNs are subject to significant risk of loss.
Risks include leveraged exposure to: single currency exchange rates; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness. Interest rates will also impact the level of the index, which will be adversely affected if the interest rate on U.S. dollars is greater than the interest rate on euros at any time during the term of the ETNs and this interest rate differential is not offset by movements in the spot exchange rate. In addition, the daily rebalancing of the index may dampen the positive effect on the index level of increases in the euro's value relative to the U.S. dollar, or it may amplify the negative impact on the index level of decreases in the euro's value relative to the U.S. dollar.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Leveraged investment strategies involve additional significant risk. Any movement in the spot exchange rate or any differential between short term interest rates will have a two times leveraged impact on the index.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Double Long Euro ETN (URR)

MARKET VECTORS > URR
Double Long Euro ETN

Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Double Long Euro ETN seeks to track the performance of the
Double Long Euro Index (DLONGEUR), less investor fees(1).

As the Index is two-times leveraged, for every 1% strengthening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% weakening of the euro relative to the U.S. dollar, the
Index will generally decrease by 2%.

Investors may trade the ETN on an exchange at market price or receive, at maturity (including upon acceleration of the ETNs) or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History      More Info

Month-End

As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (DLONGEUR)            n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
ETN (URR)                   n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                        *Commencement date: May 6, 2008
                                                            +Annualized

Quarter-End
As of March 31, 2008

                            LIFE*   1 MO   YTD    1 YR    5 YR+   10 YR+
-----------------------------------------------------------------------
INDEX (DLONGEUR)            n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
ETN (URR)                   n.a.    n.a.   n.a.   n.a.    n.a.    n.a.
-----------------------------------------------------------------------
                                        *Commencement date: May 6, 2008
                                                            +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to May 1, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
------------------------------------------
TICKER                        URR
------------------------------------------
INTRADAY INDICATIVE VALUE3    URRIV
------------------------------------------
MARKET CAP  (5/01/2008)       0.0M
------------------------------------------
INCEPTION DATE                05/06/2008
------------------------------------------
MATURITY DATE                 04/30/2020
------------------------------------------
YEARLY INVESTOR FEE1          0.65%
------------------------------------------
EXCHANGE                      NYSE Arca
------------------------------------------

Features and Benefits

2X Long Exposure
designed to double any appreciation of the euro (investors are also exposed to 2X any depreciation)

Efficient
express a leveraged bullish view on the euro in a single securities transaction

Leverage Reset Daily
index provides 2X leveraged long exposure to the value of the euro, reset daily

Issuer Details
------------------------------------------
ISSUER            Morgan Stanley
------------------------------------------
S&P RATING        AA-
------------------------------------------
MOODY'S RATING    Aa3
------------------------------------------

The ETNs are not rated and offer no principal protection. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan
Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Leverage Risk
2X leverage will magnify losses as well as gains

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Non-Diversification Risk
susceptible to single market events

Tracking Risk
high volatility and effects of interest rates in the US and Europe may cause
Index return to deviate from a 2X leveraged long exposure to the spot exchange rate

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Double Long Euro ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the ticker symbol listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday
Indicative Values.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

If the closing indicative value of the ETNs is less than or equal to $1.00 per
ETN for any index business day, the maturity date of the ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vector Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors-Double Long Euro ETNs are subject to significant risk of loss.
Risks include leveraged exposure to: single currency exchange rates; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness. Interest rates will also impact the level of the index, which will be adversely affected if the interest rate on U.S. dollars is greater than the interest rate on euros at any time during the term of the ETNs and this interest rate differential is not offset by movements in the spot exchange rate. In addition, the daily rebalancing of the index may dampen the positive effect on the index level of increases in the euro's value relative to the U.S. dollar, or it may amplify the negative impact on the index level of decreases in the euro's value relative to the U.S. dollar.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Leveraged investment strategies involve additional significant risk. Any movement in the spot exchange rate or any differential between short term interest rates will have a two times leveraged impact on the index.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Double Short Euro ETN (DRR)

MARKET VECTORS > DRR
Double Short Euro ETN

Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Double Short Euro ETN seeks to track the performance of the
Double Short Euro Index (DSHRTEUR), less investor fees(1).

As the Index is two-times leveraged, for every 1% weakening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% strengthening of the euro relative to the U.S. dollar, the Index will generally decrease by 2%.

Investors may trade the ETN on an exchange at market price or receive, at maturity (including upon acceleration of the ETNs) or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History      More Info

Month-End

As of April 30, 2008

                            LIFE*   1 MO    YTD      1 YR     5 YR+   10 YR+
----------------------------------------------------------------------------
INDEX (DSHRTEUR)            n.a.    2.02%   -12.86%  -20.68%  -10.62%  n.a.
---------------------
ETN (DRR)                   n.a.    n.a.    n.a.     n.a.     n.a.     n.a.
----------------------------------------------------------------------------
                                             *Commencement date: May 6, 2008
                                                                 +Annualized

Quarter-End

As of March 31, 2008

                            LIFE*   1 MO    YTD      1 YR     5 YR+   10 YR+
----------------------------------------------------------------------------
INDEX (DSHRTEUR)            n.a.    n.a.    n.a.     n.a.     n.a.    n.a.
---------------------
ETN (DRR)                   n.a.    n.a.    n.a.     n.a.     n.a.    n.a.
----------------------------------------------------------------------------
                                             *Commencement date: May 6, 2008
                                                                 +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to May 1, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
----------------------------------------
TICKER                      DRR
----------------------------------------
INTRADAY INDICATIVE VALUE3  DRRIV
----------------------------------------
MARKET CAP  (5/01/2008)     0.0M
----------------------------------------
INCEPTION DATE              05/06/2008
----------------------------------------
MATURITY DATE               04/30/2020
----------------------------------------
YEARLY INVESTOR FEE1        0.65%
----------------------------------------
EXCHANGE                    NYSE Arca
----------------------------------------

Features and Benefits

2X Short Exposure
designed to double short position gains on a depreciating euro (investors are also exposed to 2X short position losses on an appreciating euro)

Efficient
express a leveraged bearish view on the euro in a single securities transaction

Leverage Reset Daily
index provides 2X leveraged short exposure to the value of the euro, reset daily

Issuer Details
--------------------------------------
ISSUER                  Morgan Stanley
--------------------------------------
S&P RATING              AA-
--------------------------------------
MOODY'S RATING          Aa3
--------------------------------------

The ETNs are not rated and offer no principal protection. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan
Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Leverage Risk
2X leverage will magnify losses as well as gains

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Non-Diversification Risk
susceptible to single market events

Tracking Risk
high volatility and effects of interest rates in the US and Europe may cause
Index return to deviate from a 2X leveraged short exposure to the spot exchange rate

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Double Short Euro ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the ticker symbol listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday
Indicative Values.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

If the closing indicative value of the ETNs is less than or equal to $1.00 per
ETN for any index business day, the maturity date of the ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors-Double Short Euro ETNs are subject to significant risk of loss.
Risks include leveraged exposure to: single currency exchange rates; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness. Interest rates will also impact the level of the index, which will be adversely affected if the interest rate on euros is greater than the interest rate on U.S. dollars at any time during the term of the ETNs and this interest rate differential is not offset by movements in the spot exchange rate. In addition, the daily rebalancing of the index may dampen the positive effect on the index level of decreases in the euro's value relative to the U.S. dollar, or it may amplify the negative impact on the index level of increases in the euro's value relative to the U.S. dollar.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Leveraged investment strategies involve additional significant risk. Any movement in the spot exchange rate or any differential between short term interest rates will have a two times leveraged impact on the index.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Double Short Euro ETN (DRR)

MARKET VECTORS > DRR
Double Short Euro ETN

Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Double Short Euro ETN seeks to track the performance of the
Double Short Euro Index (DSHRTEUR), less investor fees(1).

As the Index is two-times leveraged, for every 1% weakening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% strengthening of the euro relative to the U.S. dollar, the Index will generally decrease by 2%.

Investors may trade the ETN on an exchange at market price or receive, at maturity (including upon acceleration of the ETNs) or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History      More Info

Month-End

As of April 30, 2008

                            LIFE*   1 MO    YTD      1 YR     5 YR+   10 YR+
----------------------------------------------------------------------------
INDEX (DSHRTEUR)            n.a.    2.02%   -12.86%  -20.68%  -10.62%  n.a.
---------------------
ETN (DRR)                   n.a.    n.a.    n.a.     n.a.     n.a.     n.a.
----------------------------------------------------------------------------
                                             *Commencement date: May 6, 2008
                                                                 +Annualized

Quarter-End

As of March 31, 2008

                            LIFE*   1 MO    YTD      1 YR     5 YR+   10 YR+
----------------------------------------------------------------------------
INDEX (DSHRTEUR)            n.a.    n.a.    n.a.     n.a.     n.a.    n.a.
---------------------
ETN (DRR)                   n.a.    n.a.    n.a.     n.a.     n.a.    n.a.
----------------------------------------------------------------------------
                                             *Commencement date: May 6, 2008
                                                                 +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to May 1, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
----------------------------------------
TICKER                      DRR
----------------------------------------
INTRADAY INDICATIVE VALUE3  DRRIV
----------------------------------------
MARKET CAP  (5/01/2008)     0.0M
----------------------------------------
INCEPTION DATE              05/06/2008
----------------------------------------
MATURITY DATE               04/30/2020
----------------------------------------
YEARLY INVESTOR FEE1        0.65%
----------------------------------------
EXCHANGE                    NYSE Arca
----------------------------------------

Features and Benefits

2X Short Exposure
designed to double short position gains on a depreciating euro (investors are also exposed to 2X short position losses on an appreciating euro)

Efficient
express a leveraged bearish view on the euro in a single securities transaction

Leverage Reset Daily
index provides 2X leveraged short exposure to the value of the euro, reset daily

Issuer Details
--------------------------------------
ISSUER                  Morgan Stanley
--------------------------------------
S&P RATING              AA-
--------------------------------------
MOODY'S RATING          Aa3
--------------------------------------

The ETNs are not rated and offer no principal protection. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan
Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Leverage Risk
2X leverage will magnify losses as well as gains

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Non-Diversification Risk
susceptible to single market events

Tracking Risk
high volatility and effects of interest rates in the US and Europe may cause
Index return to deviate from a 2X leveraged short exposure to the spot exchange rate

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Double Short Euro ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the ticker symbol listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday
Indicative Values.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

If the closing indicative value of the ETNs is less than or equal to $1.00 per
ETN for any index business day, the maturity date of the ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors-Double Short Euro ETNs are subject to significant risk of loss.
Risks include leveraged exposure to: single currency exchange rates; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness. Interest rates will also impact the level of the index, which will be adversely affected if the interest rate on euros is greater than the interest rate on U.S. dollars at any time during the term of the ETNs and this interest rate differential is not offset by movements in the spot exchange rate. In addition, the daily rebalancing of the index may dampen the positive effect on the index level of decreases in the euro's value relative to the U.S. dollar, or it may amplify the negative impact on the index level of increases in the euro's value relative to the U.S. dollar.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Leveraged investment strategies involve additional significant risk. Any movement in the spot exchange rate or any differential between short term interest rates will have a two times leveraged impact on the index.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Double Short Euro ETN (DRR)

MARKET VECTORS > DRR
Double Short Euro ETN

Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Double Short Euro ETN seeks to track the performance of the
Double Short Euro Index (DSHRTEUR), less investor fees(1).

As the Index is two-times leveraged, for every 1% weakening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% strengthening of the euro relative to the U.S. dollar, the Index will generally decrease by 2%.

Investors may trade the ETN on an exchange at market price or receive, at maturity (including upon acceleration of the ETNs) or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History      More Info

Month-End

As of April 30, 2008

                            LIFE*   1 MO    YTD      1 YR     5 YR+   10 YR+
----------------------------------------------------------------------------
INDEX (DSHRTEUR)            n.a.    2.02%   -12.86%  -20.68%  -10.62%  n.a.
---------------------
ETN (DRR)                   n.a.    n.a.    n.a.     n.a.     n.a.     n.a.
----------------------------------------------------------------------------
                                             *Commencement date: May 6, 2008
                                                                 +Annualized

Quarter-End

As of March 31, 2008

                            LIFE*   1 MO    YTD      1 YR     5 YR+   10 YR+
----------------------------------------------------------------------------
INDEX (DSHRTEUR)            n.a.    n.a.    n.a.     n.a.     n.a.    n.a.
---------------------
ETN (DRR)                   n.a.    n.a.    n.a.     n.a.     n.a.    n.a.
----------------------------------------------------------------------------
                                             *Commencement date: May 6, 2008
                                                                 +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to May 1, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
----------------------------------------
TICKER                      DRR
----------------------------------------
INTRADAY INDICATIVE VALUE3  DRRIV
----------------------------------------
MARKET CAP  (5/01/2008)     0.0M
----------------------------------------
INCEPTION DATE              05/06/2008
----------------------------------------
MATURITY DATE               04/30/2020
----------------------------------------
YEARLY INVESTOR FEE1        0.65%
----------------------------------------
EXCHANGE                    NYSE Arca
----------------------------------------

Features and Benefits

2X Short Exposure
designed to double short position gains on a depreciating euro (investors are also exposed to 2X short position losses on an appreciating euro)

Efficient
express a leveraged bearish view on the euro in a single securities transaction

Leverage Reset Daily
index provides 2X leveraged short exposure to the value of the euro, reset daily

Issuer Details
--------------------------------------
ISSUER                  Morgan Stanley
--------------------------------------
S&P RATING              AA-
--------------------------------------
MOODY'S RATING          Aa3
--------------------------------------

The ETNs are not rated and offer no principal protection. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan
Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Leverage Risk
2X leverage will magnify losses as well as gains

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Non-Diversification Risk
susceptible to single market events

Tracking Risk
high volatility and effects of interest rates in the US and Europe may cause
Index return to deviate from a 2X leveraged short exposure to the spot exchange rate

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Double Short Euro ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the ticker symbol listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday
Indicative Values.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

If the closing indicative value of the ETNs is less than or equal to $1.00 per
ETN for any index business day, the maturity date of the ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors-Double Short Euro ETNs are subject to significant risk of loss.
Risks include leveraged exposure to: single currency exchange rates; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness. Interest rates will also impact the level of the index, which will be adversely affected if the interest rate on euros is greater than the interest rate on U.S. dollars at any time during the term of the ETNs and this interest rate differential is not offset by movements in the spot exchange rate. In addition, the daily rebalancing of the index may dampen the positive effect on the index level of decreases in the euro's value relative to the U.S. dollar, or it may amplify the negative impact on the index level of increases in the euro's value relative to the U.S. dollar.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Leveraged investment strategies involve additional significant risk. Any movement in the spot exchange rate or any differential between short term interest rates will have a two times leveraged impact on the index.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

Market Vectors Double Short Euro ETN (DRR)

MARKET VECTORS > DRR
Double Short Euro ETN

Market Vectors Currency Exchange-Traded Notes are senior, unsecured debt securities issued by Morgan Stanley that deliver exposure to the exchange rate of foreign currencies.

The Market Vectors-Double Short Euro ETN seeks to track the performance of the
Double Short Euro Index (DSHRTEUR), less investor fees(1).

As the Index is two-times leveraged, for every 1% weakening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% strengthening of the euro relative to the U.S. dollar, the Index will generally decrease by 2%.

Investors may trade the ETN on an exchange at market price or receive, at maturity (including upon acceleration of the ETNs) or upon early redemption(2), a cash payment from the issuer based on Index performance, less investor fees(1).

Performance History      More Info

Month-End

As of April 30, 2008

                            LIFE*   1 MO    YTD      1 YR     5 YR+   10 YR+
----------------------------------------------------------------------------
INDEX (DSHRTEUR)            n.a.    2.02%   -12.86%  -20.68%  -10.62%  n.a.
---------------------
ETN (DRR)                   n.a.    n.a.    n.a.     n.a.     n.a.     n.a.
----------------------------------------------------------------------------
                                             *Commencement date: May 6, 2008
                                                                 +Annualized

Quarter-End

As of March 31, 2008

                            LIFE*   1 MO    YTD      1 YR     5 YR+   10 YR+
----------------------------------------------------------------------------
INDEX (DSHRTEUR)            n.a.    n.a.    n.a.     n.a.     n.a.    n.a.
---------------------
ETN (DRR)                   n.a.    n.a.    n.a.     n.a.     n.a.    n.a.
----------------------------------------------------------------------------
                                             *Commencement date: May 6, 2008
                                                                 +Annualized

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). There can be no assurance that the future performance of the ETN or the index will result in holders of the
ETN receiving a positive return on their investment. o ETN returns indicate the change in last reported prices at or shortly after 4:00 pm Eastern Time expressed as a percentage from the beginning of the relevant period to the end of the relevant period and do not represent the returns an investor would receive if an investor traded at other times. Market returns do not account for brokerage commissions which will reduce actual returns. o For all periods prior to May 1, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the Index, based on historical data.

Product Details     Fact Sheet
----------------------------------------
TICKER                      DRR
----------------------------------------
INTRADAY INDICATIVE VALUE3  DRRIV
----------------------------------------
MARKET CAP  (5/01/2008)     0.0M
----------------------------------------
INCEPTION DATE              05/06/2008
----------------------------------------
MATURITY DATE               04/30/2020
----------------------------------------
YEARLY INVESTOR FEE1        0.65%
----------------------------------------
EXCHANGE                    NYSE Arca
----------------------------------------

Features and Benefits

2X Short Exposure
designed to double short position gains on a depreciating euro (investors are also exposed to 2X short position losses on an appreciating euro)

Efficient
express a leveraged bearish view on the euro in a single securities transaction

Leverage Reset Daily
index provides 2X leveraged short exposure to the value of the euro, reset daily

Issuer Details
--------------------------------------
ISSUER                  Morgan Stanley
--------------------------------------
S&P RATING              AA-
--------------------------------------
MOODY'S RATING          Aa3
--------------------------------------

The ETNs are not rated and offer no principal protection. Investors in the ETNs are subject to the credit risk of the issuer, Morgan Stanley, for any amounts payable on the ETNs at maturity or upon any earlier redemption. Morgan
Stanley's senior debt credit ratings set forth above are on negative outlook.

Associated Risks

Leverage Risk
2X leverage will magnify losses as well as gains

Currency Risk
currency markets are volatile and can go up or down rapidly; ETNs offer no principal protection

Issuer Default Risk
not secured debt; subject to credit risk

Non-Diversification Risk
susceptible to single market events

Tracking Risk
high volatility and effects of interest rates in the US and Europe may cause
Index return to deviate from a 2X leveraged short exposure to the spot exchange rate

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

2Investors must make a request to redeem at least 50,000 units of the Market
Vectors-Double Short Euro ETN directly to the issuer, Morgan Stanley, subject to the procedures described in the relevant prospectus.

3Intraday Indicative Values, calculated and published by Bloomberg or a successor under the ticker symbol listed on this page, are meant to approximate the intrinsic economic value of each ETN. Intraday Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination. Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday
Indicative Values.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

If the closing indicative value of the ETNs is less than or equal to $1.00 per
ETN for any index business day, the maturity date of the ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors-Double Short Euro ETNs are subject to significant risk of loss.
Risks include leveraged exposure to: single currency exchange rates; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets;
geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets; and Morgan
Stanley's creditworthiness. Interest rates will also impact the level of the index, which will be adversely affected if the interest rate on euros is greater than the interest rate on U.S. dollars at any time during the term of the ETNs and this interest rate differential is not offset by movements in the spot exchange rate. In addition, the daily rebalancing of the index may dampen the positive effect on the index level of decreases in the euro's value relative to the U.S. dollar, or it may amplify the negative impact on the index level of increases in the euro's value relative to the U.S. dollar.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Leveraged investment strategies involve additional significant risk. Any movement in the spot exchange rate or any differential between short term interest rates will have a two times leveraged impact on the index.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Index Facts

------------------------

Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Product Facts | Index Facts
S&P Chinese Renminbi Total Return Index (SPCBCNY)

S&P Chinese Renminbi Total Return Index (SPCBCNY) seeks to track the performance of the Chinese renminbi versus the U.S. dollar.

The Index represents an investment in rolling three-month non-deliverable currency forward contracts. Each contract is held until maturity, cash settled and then rolled over into a new contract.

Index Details
-----------------------------------
                     As of 5/02/2008
-----------------------------------
TICKER               SPCBCNY
-----------------------------------
REUTERS TICKER       .SPCBCNY
-----------------------------------
INITIAL LEVEL        114.33
-----------------------------------
CURRENT LEVEL        112.65
-----------------------------------
52-WEEK HIGH         114.86
-----------------------------------
52-WEEK LOW          105.83
-----------------------------------

Currency Performance History
[graph]
The Index has increased 14.97% since January 2006 (as of March 31, 2008).

Past performance does not guarantee future results. This chart is for illustrative purposes only and does not represent actual CNY ETNs performance.
Index performance does not reflect investor fees.

Performance History   |  More Info

Month-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (SPCBCNY)        0.79%   2.91%  8.68%   n.a.     n.a.
-------------------------------------------------------------
                                                  +Annualized

Quarter-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (SPCBCNY)        0.79%   2.91%  8.68%   n.a.     n.a.
-------------------------------------------------------------
                                                  +Annualized

Index performance does not reflect investor fees(1). For all periods prior to
March 12,2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Index Provider
--------------
Standard & Poor's

2 Year Index Statistics
------------------------------------
                     As of 3/31/2008
------------------------------------
CORRELATION
(TO S&P 500)                  -0.37
------------------------------------
CORRELATION
(TO LEHMAN AGG. BOND INDEX)     0.2
------------------------------------
CORRELATION
(TO MSCI EAFE)                -0.41
------------------------------------
CORRELATION
(TO DOW JONES AIG INDEX)       0.16
------------------------------------
CORRELATION
(TO USD AS MEASURED BY DXY)   -0.02
------------------------------------
VOLATILITY                     1.25
------------------------------------

Volatility is the annualized standard deviation of monthly returns.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

"Standard & Poor's(R)," "S&P(R)" and "S&P Chinese Renminbi Total Return Index"
are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Morgan Stanley. The CNY ETNs are not sponsored, endorsed, sold or promoted by The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies,
Inc. makes no representation regarding the advisability of investing in the CNY
ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Index Facts

------------------------

Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Product Facts | Index Facts
S&P Chinese Renminbi Total Return Index (SPCBCNY)

S&P Chinese Renminbi Total Return Index (SPCBCNY) seeks to track the performance of the Chinese renminbi versus the U.S. dollar.

The Index represents an investment in rolling three-month non-deliverable currency forward contracts. Each contract is held until maturity, cash settled and then rolled over into a new contract.

Index Details
-----------------------------------
                     As of 5/02/2008
-----------------------------------
TICKER               SPCBCNY
-----------------------------------
REUTERS TICKER       .SPCBCNY
-----------------------------------
INITIAL LEVEL        114.33
-----------------------------------
CURRENT LEVEL        112.65
-----------------------------------
52-WEEK HIGH         114.86
-----------------------------------
52-WEEK LOW          105.83
-----------------------------------

Currency Performance History
[graph]
The Index has increased 14.97% since January 2006 (as of March 31, 2008).

Past performance does not guarantee future results. This chart is for illustrative purposes only and does not represent actual CNY ETNs performance.
Index performance does not reflect investor fees.

Performance History   |  More Info

Month-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (SPCBCNY)        0.79%   2.91%  8.68%   n.a.     n.a.
-------------------------------------------------------------
                                                  +Annualized

Quarter-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (SPCBCNY)        0.79%   2.91%  8.68%   n.a.     n.a.
-------------------------------------------------------------
                                                  +Annualized

Index performance does not reflect investor fees(1). For all periods prior to
March 12,2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Index Provider
--------------
Standard & Poor's

2 Year Index Statistics
------------------------------------
                     As of 3/31/2008
------------------------------------
CORRELATION
(TO S&P 500)                  -0.37
------------------------------------
CORRELATION
(TO LEHMAN AGG. BOND INDEX)     0.2
------------------------------------
CORRELATION
(TO MSCI EAFE)                -0.41
------------------------------------
CORRELATION
(TO DOW JONES AIG INDEX)       0.16
------------------------------------
CORRELATION
(TO USD AS MEASURED BY DXY)   -0.02
------------------------------------
VOLATILITY                     1.25
------------------------------------

Volatility is the annualized standard deviation of monthly returns.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

"Standard & Poor's(R)," "S&P(R)" and "S&P Chinese Renminbi Total Return Index"
are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Morgan Stanley. The CNY ETNs are not sponsored, endorsed, sold or promoted by The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies,
Inc. makes no representation regarding the advisability of investing in the CNY
ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Index Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Product Facts | Index Facts

S&P Indian Rupee Total Return Index (SPCBINR)

S&P Indian Rupee Total Return Index (SPCBINR) seeks to track the performance of the Indian rupee versus the U.S. dollar.

The Index represents an investment in rolling three-month non-deliverable currency forward contracts. Each contract is held until maturity, cash settled and then rolled over into a new contract.

Index Details
-------------------------------------
                      As of 5/02/2008
-------------------------------------
TICKER                      SPCBINR
-------------------------------------
REUTERS TICKER              .SPCBINR
-------------------------------------
INITIAL LEVEL               154.97
-------------------------------------
CURRENT LEVEL               156.00
-------------------------------------
52-WEEK HIGH                160.11
-------------------------------------
52-WEEK LOW                 143.65
-------------------------------------

Currency Performance History
[graph]
The Index has increased an annualized 9.1% since January 2003 (as of March 31, 2008)

Past performance does not guarantee future results. This chart is for illustrative purposes only and does not represent actual INR ETNs performance.
Index performance does not reflect investor fees.

Performance History   |    More Info

Month-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (SPCBINR)        0.54%   0.00%  16.20%  9.11%    n.a.
-------------------------------------------------------------
                                                  +Annualized

Quarter-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (SPCBINR)        0.54%   0.00%  16.20%  9.11%    n.a.
-------------------------------------------------------------
                                                  +Annualized

Index performance does not reflect investor fees(1). For all periods prior to
March 12,2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Index Provider
----------------------------
Standard & Poor's

3 Year Index Statistics
---------------------------------
                  As of 3/31/2008
---------------------------------
CORRELATION
(TO S&P 500)                  0.5
---------------------------------
CORRELATION
(TO LEHMAN AGG. BOND INDEX)     0
---------------------------------
CORRELATION
(TO MSCI EAFE)               0.48
---------------------------------
CORRELATION
(TO DOW JONES AIG INDEX)     0.08
---------------------------------
CORRELATION
(TO USD AS MEASURED BY DXY) -0.18
---------------------------------
VOLATILITY                   5.46
---------------------------------

1Volatility is the annualized standard deviation of monthly returns.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

"Standard & Poor's(R)," "S&P(R)" and "S&P Indian Rupee Total Retrn Index" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Morgan Stanley. The INR ETNs are not sponsored, endorsed, sold or promoted by
The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the INR ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Index Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Product Facts | Index Facts

S&P Indian Rupee Total Return Index (SPCBINR)

S&P Indian Rupee Total Return Index (SPCBINR) seeks to track the performance of the Indian rupee versus the U.S. dollar.

The Index represents an investment in rolling three-month non-deliverable currency forward contracts. Each contract is held until maturity, cash settled and then rolled over into a new contract.

Index Details
-------------------------------------
                      As of 5/02/2008
-------------------------------------
TICKER                      SPCBINR
-------------------------------------
REUTERS TICKER              .SPCBINR
-------------------------------------
INITIAL LEVEL               154.97
-------------------------------------
CURRENT LEVEL               156.00
-------------------------------------
52-WEEK HIGH                160.11
-------------------------------------
52-WEEK LOW                 143.65
-------------------------------------

Currency Performance History
[graph]
The Index has increased an annualized 9.1% since January 2003 (as of March 31, 2008)

Past performance does not guarantee future results. This chart is for illustrative purposes only and does not represent actual INR ETNs performance.
Index performance does not reflect investor fees.

Performance History   |    More Info

Month-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (SPCBINR)        0.54%   0.00%  16.20%  9.11%    n.a.
-------------------------------------------------------------
                                                  +Annualized

Quarter-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (SPCBINR)        0.54%   0.00%  16.20%  9.11%    n.a.
-------------------------------------------------------------
                                                  +Annualized

Index performance does not reflect investor fees(1). For all periods prior to
March 12,2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the Index, based on historical data.

Index Provider
----------------------------
Standard & Poor's

3 Year Index Statistics
---------------------------------
                  As of 3/31/2008
---------------------------------
CORRELATION
(TO S&P 500)                  0.5
---------------------------------
CORRELATION
(TO LEHMAN AGG. BOND INDEX)     0
---------------------------------
CORRELATION
(TO MSCI EAFE)               0.48
---------------------------------
CORRELATION
(TO DOW JONES AIG INDEX)     0.08
---------------------------------
CORRELATION
(TO USD AS MEASURED BY DXY) -0.18
---------------------------------
VOLATILITY                   5.46
---------------------------------

1Volatility is the annualized standard deviation of monthly returns.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

"Standard & Poor's(R)," "S&P(R)" and "S&P Indian Rupee Total Retrn Index" are
trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Morgan Stanley. The INR ETNs are not sponsored, endorsed, sold or promoted by
The McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the INR ETNs.

FEEDBACK |  SITE MAP | LEGAL

> Index Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Product Facts | Index Facts

Double Long Euro Index (DLONGEUR)

Double Long Euro Index (DLONGEUR) is intended to be an investable alternative to a two-times leveraged long investment in the value of the euro relative to the U.S. dollar.

As the Index is two-times leveraged, for every 1% strengthening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% weakening of the euro relative to the U.S. dollar, the
Index will generally decrease by 2%.

Index Details
----------------------------------
                   As of 5/01/2008
----------------------------------
TICKER                   DLONGEUR
----------------------------------
REUTERS TICKER           .DLONGEUR
----------------------------------
INITIAL LEVEL
----------------------------------
CURRENT LEVEL            0.00
----------------------------------
52-WEEK HIGH             0.00
----------------------------------
52-WEEK LOW              0.00
----------------------------------

Currency Performance History
----------------------------
[graph]
The Index has increased an annualized 8.0% since January 1999 (as of April 30, 2008).

Past performance does not guarantee future results. This chart is for illustrative purposes only and does not represent actual Market Vectors-Double
Long Euro ETN performance. Index performance does not reflect investor fees.

Performance History   |  More Info

Month-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (DLONGEUR)       n.a.    n.a.   n.a.    n.a.     n.a.
-------------------------------------------------------------
                                                  +Annualized

Quarter-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (DLONGEUR)       n.a.    n.a.   n.a.    n.a.     n.a.
-------------------------------------------------------------
                                                  +Annualized

The performance quoted represents historical performance and is not an indication that the index is more or less likely to increase or decrease in the future. Index performance does not reflect investor fees(1). For all periods prior to May 1, 2008 (the date S&P began publication of the index), the closing value of the index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the index, based on historical data.

3 Year Index Statistics
---------------------------------------
                       As of 4/30/2008
---------------------------------------
CORRELATION
(TO S&P 500)                     -0.19
---------------------------------------
CORRELATION
(TO LEHMAN AGG. BOND INDEX)       0.17
---------------------------------------
CORRELATION
(TO MSCI EAFE)                    0.12
---------------------------------------
CORRELATION
(TO DOW JONES AIG INDEX)          0.37
---------------------------------------
CORRELATION
(TO USD AS MEASURED BY DXY)      -0.98
---------------------------------------
VOLATILITY                       13.93
---------------------------------------

Volatility is the annualized standard deviation of monthly returns.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

FEEDBACK |  SITE MAP | LEGAL

> Index Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Product Facts | Index Facts

Double Long Euro Index (DLONGEUR)

Double Long Euro Index (DLONGEUR) is intended to be an investable alternative to a two-times leveraged long investment in the value of the euro relative to the U.S. dollar.

As the Index is two-times leveraged, for every 1% strengthening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% weakening of the euro relative to the U.S. dollar, the
Index will generally decrease by 2%.

Index Details
----------------------------------
                   As of 5/01/2008
----------------------------------
TICKER                   DLONGEUR
----------------------------------
REUTERS TICKER           .DLONGEUR
----------------------------------
INITIAL LEVEL
----------------------------------
CURRENT LEVEL            0.00
----------------------------------
52-WEEK HIGH             0.00
----------------------------------
52-WEEK LOW              0.00
----------------------------------

Currency Performance History
----------------------------
[graph]
The Index has increased an annualized 8.0% since January 1999 (as of April 30, 2008).

Past performance does not guarantee future results. This chart is for illustrative purposes only and does not represent actual Market Vectors-Double
Long Euro ETN performance. Index performance does not reflect investor fees.

Performance History   |  More Info

Month-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (DLONGEUR)       n.a.    n.a.   n.a.    n.a.     n.a.
-------------------------------------------------------------
                                                  +Annualized

Quarter-End
As of March 31, 2008

                       1 MO    YTD    1 YR    5 YR+    10 YR+
-------------------------------------------------------------
INDEX (DLONGEUR)       n.a.    n.a.   n.a.    n.a.     n.a.
-------------------------------------------------------------
                                                  +Annualized

The performance quoted represents historical performance and is not an indication that the index is more or less likely to increase or decrease in the future. Index performance does not reflect investor fees(1). For all periods prior to May 1, 2008 (the date S&P began publication of the index), the closing value of the index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the index, based on historical data.

3 Year Index Statistics
---------------------------------------
                       As of 4/30/2008
---------------------------------------
CORRELATION
(TO S&P 500)                     -0.19
---------------------------------------
CORRELATION
(TO LEHMAN AGG. BOND INDEX)       0.17
---------------------------------------
CORRELATION
(TO MSCI EAFE)                    0.12
---------------------------------------
CORRELATION
(TO DOW JONES AIG INDEX)          0.37
---------------------------------------
CORRELATION
(TO USD AS MEASURED BY DXY)      -0.98
---------------------------------------
VOLATILITY                       13.93
---------------------------------------

Volatility is the annualized standard deviation of monthly returns.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

FEEDBACK |  SITE MAP | LEGAL

> Index Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Product Facts | Index Facts

Double Short Euro Index (DSHRTEUR)

Double Short Euro Index (DSHRTEUR) is intended to be an investable alternative to a two-times leveraged short investment in the value of the euro relative to the U.S. dollar.

As the Index is two-times leveraged, for every 1% weakening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% strengthening of the euro relative to the U.S. dollar, the Index will generally decrease by 2%.

Index Details
---------------------------------
                  As of 5/01/2008
---------------------------------
TICKER                   DSHRTEUR
---------------------------------
REUTERS TICKER           .DSHRTEUR
---------------------------------
INITIAL LEVEL
------------------
CURRENT LEVEL            0.00
---------------------------------
52-WEEK HIGH             0.00
---------------------------------
52-WEEK LOW              0.00
---------------------------------

Currency Performance History
----------------------------
[graph]

Past performance does not guarantee future results. This chart is for illustrative purposes only and does not represent actual Market Vectors-Double
Short Euro ETN performance. Index performance does not reflect investor fees.

Performance History   |    More Info

Month-End
As of April 30, 2008

                       1 MO    YTD      1 YR     5 YR+    10 YR+
----------------------------------------------------------------
INDEX (DSHRTEUR)       2.02%   -12.86%  -20.68%  -10.62%  n.a.
----------------------------------------------------------------
                                                     +Annualized

Quarter-End
As of March 31, 2008

                       1 MO    YTD      1 YR     5 YR+    10 YR+
----------------------------------------------------------------
INDEX (DSHRTEUR)       n.a.    n.a.     n.a.     n.a.     n.a.
----------------------------------------------------------------
                                                     +Annualized

The performance quoted represents historical performance and is not an indication that the index is more or less likely to increase or decrease in the future. Index performance does not reflect investor fees(1). For all periods prior to May 1, 2008 (the date S&P began publication of the index), the closing value of the index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the index, based on historical data.

3 Year Index Statistics
---------------------------------------
                        As of 4/30/2008
---------------------------------------
CORRELATION
(TO S&P 500)                      0.21
---------------------------------------
CORRELATION
(TO LEHMAN AGG. BOND INDEX)      -0.15
---------------------------------------
CORRELATION
(TO MSCI EAFE)                   -0.11
---------------------------------------
CORRELATION
(TO DOW JONES AIG INDEX)         -0.38
---------------------------------------
CORRELATION
(TO USD AS MEASURED BY DXY)       0.97
---------------------------------------
VOLATILITY                       13.59
---------------------------------------

Volatility is the annualized standard deviation of monthly returns.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

FEEDBACK |  SITE MAP | LEGAL

> Index Facts

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Product Facts | Index Facts

Double Short Euro Index (DSHRTEUR)

Double Short Euro Index (DSHRTEUR) is intended to be an investable alternative to a two-times leveraged short investment in the value of the euro relative to the U.S. dollar.

As the Index is two-times leveraged, for every 1% weakening of the euro relative to the U.S. dollar, the level of the Index will generally increase by
2%, while for every 1% strengthening of the euro relative to the U.S. dollar, the Index will generally decrease by 2%.

Index Details
---------------------------------
                  As of 5/01/2008
---------------------------------
TICKER                   DSHRTEUR
---------------------------------
REUTERS TICKER           .DSHRTEUR
---------------------------------
INITIAL LEVEL
------------------
CURRENT LEVEL            0.00
---------------------------------
52-WEEK HIGH             0.00
---------------------------------
52-WEEK LOW              0.00
---------------------------------

Currency Performance History
----------------------------
[graph]

Past performance does not guarantee future results. This chart is for illustrative purposes only and does not represent actual Market Vectors-Double
Short Euro ETN performance. Index performance does not reflect investor fees.

Performance History   |    More Info

Month-End
As of April 30, 2008

                       1 MO    YTD      1 YR     5 YR+    10 YR+
----------------------------------------------------------------
INDEX (DSHRTEUR)       2.02%   -12.86%  -20.68%  -10.62%  n.a.
----------------------------------------------------------------
                                                     +Annualized

Quarter-End
As of March 31, 2008

                       1 MO    YTD      1 YR     5 YR+    10 YR+
----------------------------------------------------------------
INDEX (DSHRTEUR)       n.a.    n.a.     n.a.     n.a.     n.a.
----------------------------------------------------------------
                                                     +Annualized

The performance quoted represents historical performance and is not an indication that the index is more or less likely to increase or decrease in the future. Index performance does not reflect investor fees(1). For all periods prior to May 1, 2008 (the date S&P began publication of the index), the closing value of the index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the index, based on historical data.

3 Year Index Statistics
---------------------------------------
                        As of 4/30/2008
---------------------------------------
CORRELATION
(TO S&P 500)                      0.21
---------------------------------------
CORRELATION
(TO LEHMAN AGG. BOND INDEX)      -0.15
---------------------------------------
CORRELATION
(TO MSCI EAFE)                   -0.11
---------------------------------------
CORRELATION
(TO DOW JONES AIG INDEX)         -0.38
---------------------------------------
CORRELATION
(TO USD AS MEASURED BY DXY)       0.97
---------------------------------------
VOLATILITY                       13.59
---------------------------------------

Volatility is the annualized standard deviation of monthly returns.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

FEEDBACK |  SITE MAP | LEGAL

> Index Values and Returns

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Values and Cumulative Returns | Month End Returns | Quarter End Returns

1.888.MKT.VCTR

Indices - Values and Cumulative Returns
                                                                                             Historical
As of 05/02/2008                          Daily  YTD  3 Mths  6 Mths   1 Yr  3 Yrs   5 Yrs     Prices
--------------------------------------------------------------------------------------------------------
Single Exposure Indices
--------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index   -0.3   1.0   -0.5    2.8     6.4   -5.0    9.0
--------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index       -0.6  -1.5   -2.4   -0.5     8.6   31.6    50.9
--------------------------------------------------------------------------------------------------------
Double Exposure Indices
--------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                     n.a. n.a.   n.a.    n.a.    n.a.  n.a.    n.a.
--------------------------------------------------------------------------------------------------------
DSHRTEUR
Double Short Euro Index                    n.a. n.a.   n.a.    n.a.    n.a.  n.a.    n.a.
--------------------------------------------------------------------------------------------------------

                                                                                             +Cumulative

Indices - Month End Returns

                                                    March 31, 2008

Index Name                                            1yr   3yr+   5yr+    10yr+   Since       Inception
                                                                                   Inception   Date
---------------------------------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index               8.68  n.a.   n.a.    n.a.     0.39       01/03/2006
---------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index                  16.20  10.48  9.11    n.a.     2.19       01/03/2003
---------------------------------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                               n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Short Euro Index                             -20.68  -7.26  -10.62  n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
                                                                                              +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Indices - Quarter End Returns

                                                    March 31, 2008

Index Name                                            1yr   3yr+   5yr+    10yr+   Since       Inception
                                                                                   Inception   Date
---------------------------------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index               8.68  n.a.   n.a.    n.a.     0.39       01/03/2006
---------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index                  16.20  10.48  9.11    n.a.     2.19       01/03/2003
---------------------------------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                               n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Short Euro Index                              n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
                                                                                              +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

This table is for illustrative purposes only and does not represent actual ETN performance. Index performance does not reflect investor fees.

Single Exposure Indices

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to March
12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

Double Exposure Indices

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to May 1,
2008 (the date S&P began publication of the Index), the closing value of the
Index used in this table are hypothetical values retrospectively calculated by
S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

FEEDBACK |  SITE MAP | LEGAL

> Index Values and Returns

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Values and Cumulative Returns | Month End Returns | Quarter End Returns

1.888.MKT.VCTR

Indices - Values and Cumulative Returns
                                                                                             Historical
As of 05/02/2008                          Daily  YTD  3 Mths  6 Mths   1 Yr  3 Yrs   5 Yrs     Prices
--------------------------------------------------------------------------------------------------------
Single Exposure Indices
--------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index   -0.3   1.0   -0.5    2.8     6.4   -5.0    9.0
--------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index       -0.6  -1.5   -2.4   -0.5     8.6   31.6    50.9
--------------------------------------------------------------------------------------------------------
Double Exposure Indices
--------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                     n.a. n.a.   n.a.    n.a.    n.a.  n.a.    n.a.
--------------------------------------------------------------------------------------------------------
DSHRTEUR
Double Short Euro Index                    n.a. n.a.   n.a.    n.a.    n.a.  n.a.    n.a.
--------------------------------------------------------------------------------------------------------

                                                                                             +Cumulative

Indices - Month End Returns

                                                    March 31, 2008

Index Name                                            1yr   3yr+   5yr+    10yr+   Since       Inception
                                                                                   Inception   Date
---------------------------------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index               8.68  n.a.   n.a.    n.a.     0.39       01/03/2006
---------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index                  16.20  10.48  9.11    n.a.     2.19       01/03/2003
---------------------------------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                               n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Short Euro Index                             -20.68  -7.26  -10.62  n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
                                                                                              +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Indices - Quarter End Returns

                                                    March 31, 2008

Index Name                                            1yr   3yr+   5yr+    10yr+   Since       Inception
                                                                                   Inception   Date
---------------------------------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index               8.68  n.a.   n.a.    n.a.     0.39       01/03/2006
---------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index                  16.20  10.48  9.11    n.a.     2.19       01/03/2003
---------------------------------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                               n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Short Euro Index                              n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
                                                                                              +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

This table is for illustrative purposes only and does not represent actual ETN performance. Index performance does not reflect investor fees.

Single Exposure Indices

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to March
12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

Double Exposure Indices

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to May 1,
2008 (the date S&P began publication of the Index), the closing value of the
Index used in this table are hypothetical values retrospectively calculated by
S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

FEEDBACK |  SITE MAP | LEGAL

> Index Values and Returns

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Values and Cumulative Returns | Month End Returns | Quarter End Returns

1.888.MKT.VCTR

Indices - Values and Cumulative Returns
                                                                                             Historical
As of 05/02/2008                          Daily  YTD  3 Mths  6 Mths   1 Yr  3 Yrs   5 Yrs     Prices
--------------------------------------------------------------------------------------------------------
Single Exposure Indices
--------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index   -0.3   1.0   -0.5    2.8     6.4   -5.0    9.0
--------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index       -0.6  -1.5   -2.4   -0.5     8.6   31.6    50.9
--------------------------------------------------------------------------------------------------------
Double Exposure Indices
--------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                     n.a. n.a.   n.a.    n.a.    n.a.  n.a.    n.a.
--------------------------------------------------------------------------------------------------------
DSHRTEUR
Double Short Euro Index                    n.a. n.a.   n.a.    n.a.    n.a.  n.a.    n.a.
--------------------------------------------------------------------------------------------------------

                                                                                             +Cumulative

Indices - Month End Returns

                                                    March 31, 2008

Index Name                                            1yr   3yr+   5yr+    10yr+   Since       Inception
                                                                                   Inception   Date
---------------------------------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index               8.68  n.a.   n.a.    n.a.     0.39       01/03/2006
---------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index                  16.20  10.48  9.11    n.a.     2.19       01/03/2003
---------------------------------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                               n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Short Euro Index                             -20.68  -7.26  -10.62  n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
                                                                                              +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

Indices - Quarter End Returns

                                                    March 31, 2008

Index Name                                            1yr   3yr+   5yr+    10yr+   Since       Inception
                                                                                   Inception   Date
---------------------------------------------------------------------------------------------------------
Single Exposure ETNs
---------------------------------------------------------------------------------------------------------
SPCBCNY
S&P Chinese Renminbi Total Return Index               8.68  n.a.   n.a.    n.a.     0.39       01/03/2006
---------------------------------------------------------------------------------------------------------
SPCBINR
S&P Indian Rupee Total Return Index                  16.20  10.48  9.11    n.a.     2.19       01/03/2003
---------------------------------------------------------------------------------------------------------
Double Exposure ETNs
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Long Euro Index                               n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
DLONGEUR
Double Short Euro Index                              n.a.   n.a.   n.a.    n.a.     n.a.       05/01/2008
---------------------------------------------------------------------------------------------------------
                                                                                              +Annualized
Not FDIC Insured - No Bank Guarantee - May Lose Value

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

This table is for illustrative purposes only and does not represent actual ETN performance. Index performance does not reflect investor fees.

Single Exposure Indices

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to March
12, 2008 (the date S&P began publication of the Index), the closing value of the Index used in this table are hypothetical values retrospectively calculated by S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.55% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.55% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

Double Exposure Indices

The performance quoted represents historical performance and is not an indication that the return on the ETN or the underlying index is more or less likely to increase or decrease at any time during the term of the ETN. Index performance does not reflect investor fees(1). For all periods prior to May 1,
2008 (the date S&P began publication of the Index), the closing value of the
Index used in this table are hypothetical values retrospectively calculated by
S&P using the same methodology as is currently employed for calculating the
Index, based on historical data.

1The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index businees day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

FEEDBACK |  SITE MAP | LEGAL

The performance quoted represents historical performance and is not an indication that the index is more or less likely to increase or decrease in the future. Index performance does not reflect investor fees(1). For all periods prior to May 1, 2008 (the date S&P began publication of the index), the closing value of the index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the index, based on historical data.

The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

The performance quoted represents historical performance and is not an indication that the index is more or less likely to increase or decrease in the future. Index performance does not reflect investor fees(1). For all periods prior to May 1, 2008 (the date S&P began publication of the index), the closing value of the index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the index, based on historical data.

The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

The performance quoted represents historical performance and is not an indication that the index is more or less likely to increase or decrease in the future. Index performance does not reflect investor fees(1). For all periods prior to May 1, 2008 (the date S&P began publication of the index), the closing value of the index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the index, based on historical data.

The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

The performance quoted represents historical performance and is not an indication that the index is more or less likely to increase or decrease in the future. Index performance does not reflect investor fees(1). For all periods prior to May 1, 2008 (the date S&P began publication of the index), the closing value of the index used in this table are hypothetical values retrospectively calculated by Morgan Stanley using the same methodology as is currently employed for calculating the index, based on historical data.

The Investor Fee is equal to 0.65% times the principal amount of your ETNs, times the Index Factor, calculated on a daily basis in the following manner:
The Investor Fee on the inception date will equal zero. On each subsequent calendar day until maturity or early redemption, the Investor Fee will increase by an amount equal to the 0.65% times the principal amount of your ETNs times the Index Factor on that day (or, if such day is not an index business day, the
Index Factor on the immediately preceding an index business day) divided by
365. The Index Factor on any given day will be equal to the closing value of the Index on that day divided by the initial index level. The initial index level is the value of the Index on the inception date.

>
Contact Us

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Product Fact Sheets |    Prospectuses

1.888.MKT.VCTR

Market Vectors ETNs Literature - Product Fact Sheets

Single Exposure ETNs

o Market Vectors-Chinese Renminbi/USD ETN
o  Market Vectors-Indian Rupee/USD ETN

Double Exposure ETNs

o Market Vectors-Double Long Euro ETN
o Market Vectors-Double Short Euro ETN

Viewing PDF documents requires Acrobat Reader 7.0 or higher.

Van Eck Global
SINCE 1955

FEEDBACK |  SITE MAP | LEGAL

> Prospectuses

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

Product Fact Sheets | Prospectuses

1.888.MKT.VCTR

Market Vectors ETNs Literature - Prospectuses

Single Exposure ETNs

o Market Vectors-Chinese Renminbi/USD ETN
o Market Vectors-Indian Rupee/USD ETN

Double Exposure ETNs

o Market Vectors-Double Long Euro ETN
o Market Vectors-Double Short Euro ETN

Viewing PDF documents requires Acrobat Reader 7.0 or higher.

Van Eck Global
SINCE 1955

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> How to Purchase

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

How To Purchase - Market Vectors Currency ETNs

Utilizing ETNs
How can you use Market Vectors ETNs as part of your investment program?
Exchange-traded notes allow for convenient access to the returns of market benchmarks, minus investor fees. They offer trading flexibility not unlike equities and are traded on an exchange throughout the day. ETNs can act as an effective hedging tool, as they can be traded long or short. ETNs typically seek to offer cost-effective investments in previously cumbersome, expensive or difficult-to-access sectors of the market. Please speak to your financial advisor for more information. Talk with your tax professional about information regarding recent tax rulings on ETNs.

For more information about these and other uses, you should discuss Market
Vectors ETNs with your investment advisor. ETNs are debt securities; they are not equities or index funds.

Buy and Sell
How can you buy and sell Market Vectors ETNs?
Market Vectors ETNs listed on NYSE Arca. You can buy and sell Market Vectors
ETNs through a broker at any time and will be subject to brokerage commissions.
You may sell Market Vectors ETNs in several ways. You can sell the ETNs in the secondary market during trading hours. You may also choose early redemption if you own a large block of ETNs, typically 50,000 units, and redeem the block directly to the issuer (see the procedures for redemption set forth in the applicable prospectus). Alternatively, you may hold the ETNs until maturity and receive a cash payment from the issuer based upon the positive or negative performance of the underlying index, less investor fees.

Price Information
How can you find price information about Market Vectors ETNs?
The market price of Market Vectors ETNs may be found on financial websites and in some major newspapers. Your financial professional can also provide you with this information.

Because Market Vectors ETNs are debt securities and not mutual funds or exchange-traded funds, they do not have a net asset value (NAV). Each will, however, have an indicative value, meant to approximate their intrinsic economic value.

Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed under Product Facts, are meant to approximate the intrinsic economic value of each ETN. Intraday
Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination.
Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

Published index levels from sponsors of indexes underlying the Market Vectors
ETNs may occasionally be subject to postponement or delay. Any such postponement or delay will affect the Current Index Level and therefore the indicative value of Market Vectors ETNs. The actual trading price of Market
Vectors ETNs may differ from their indicative value.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> How to Purchase

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

How To Purchase - Market Vectors Currency ETNs

Utilizing ETNs
How can you use Market Vectors ETNs as part of your investment program?
Exchange-traded notes allow for convenient access to the returns of market benchmarks, minus investor fees. They offer trading flexibility not unlike equities and are traded on an exchange throughout the day. ETNs can act as an effective hedging tool, as they can be traded long or short. ETNs typically seek to offer cost-effective investments in previously cumbersome, expensive or difficult-to-access sectors of the market. Please speak to your financial advisor for more information. Talk with your tax professional about information regarding recent tax rulings on ETNs.

For more information about these and other uses, you should discuss Market
Vectors ETNs with your investment advisor. ETNs are debt securities; they are not equities or index funds.

Buy and Sell
How can you buy and sell Market Vectors ETNs?
Market Vectors ETNs listed on NYSE Arca. You can buy and sell Market Vectors
ETNs through a broker at any time and will be subject to brokerage commissions.
You may sell Market Vectors ETNs in several ways. You can sell the ETNs in the secondary market during trading hours. You may also choose early redemption if you own a large block of ETNs, typically 50,000 units, and redeem the block directly to the issuer (see the procedures for redemption set forth in the applicable prospectus). Alternatively, you may hold the ETNs until maturity and receive a cash payment from the issuer based upon the positive or negative performance of the underlying index, less investor fees.

Price Information
How can you find price information about Market Vectors ETNs?
The market price of Market Vectors ETNs may be found on financial websites and in some major newspapers. Your financial professional can also provide you with this information.

Because Market Vectors ETNs are debt securities and not mutual funds or exchange-traded funds, they do not have a net asset value (NAV). Each will, however, have an indicative value, meant to approximate their intrinsic economic value.

Intraday Indicative Values, calculated and published by Bloomberg or a successor under the respective ticker symbols listed under Product Facts, are meant to approximate the intrinsic economic value of each ETN. Intraday
Indicative Values are for reference purposes only; not a price or quotation, or an offer or solicitation for purchase, sale, redemption, or termination.
Intraday Indicative Values do not reflect transaction costs, credit considerations, market liquidity, or bid-offer spreads. Actual trading prices of ETNs may differ from their Intraday Indicative Values.

Published index levels from sponsors of indexes underlying the Market Vectors
ETNs may occasionally be subject to postponement or delay. Any such postponement or delay will affect the Current Index Level and therefore the indicative value of Market Vectors ETNs. The actual trading price of Market
Vectors ETNs may differ from their indicative value.

The Market Vectors Currency ETNs are senior unsecured debt obligations of
Morgan Stanley that do not pay interest or guarantee the return of principal.

The amount investors will be paid on their Market Vectors Currency ETNs at maturity or on any earlier repurchase date will depend on the index closing value of the underlying index on the applicable valuation date(s) and on the amount of investor fees that will have accumulated with respect to the Market
Vectors Currency ETNs. Because the investor fees reduce the amount of payment you may receive at maturity or upon any earlier repurchase, the level of the underlying index on the applicable valuation date(s) must increase sufficiently to compensate for the deduction of the investor fees in order for you to receive at least the amount of your initial investment in the Market Vectors
Currency ETNs at maturity or upon our earlier repurchase. In order to require the issuer to repurchase the Market Vectors Currency ETNs, investors must make the request with respect to at least 50,000 Market Vectors Currency ETNs.
Depending on the index level on the applicable valuation date(s), investors could lose a substantial portion or even all of their investment.

In the case of the Market Vectors Double Exposure ETNs (Double Long and Double
Short strategies), if the closing indicative value of the ETNs is less than or equal to $1.00 per ETN for any index business day, the maturity date of the
ETNs will be accelerated and the ETNs will return only a de minimis amount, or zero.

Market Vectors Currency ETNs can be bought and sold through your broker at any time and will be subject to brokerage commissions.

Market Vectors Currency ETNs are subject to significant risk of loss. Risks include exposure to: single currency exchange rates; differences between the currency forward contracts tracked by the underlying index and the official spot rate; changes in the volatility of the underlying index; changes in the currency markets during hours when the Market Vectors Currency ETNs are not trading; changes in interest rate levels; government intervention in the currency markets; geopolitical conditions and economic, financial, regulatory, political, judicial or other events that affect the foreign exchange markets;
and Morgan Stanley's creditworthiness.

In addition, currency markets are subject to temporary distortions or other disruptions due to various factors, including lack of liquidity, participation of speculators and government regulation and intervention. As a result, the market value of the Market Vectors Currency ETNs will vary and may be less than the amount of your initial investment at any time over the term of the ETNs.

Market Vectors Double Exposure ETNs are also subject to additional significant risks associated with leverage. Any movement in the spot exchange rate or any differential between short-term interest rates will have two times leveraged impact on the underlying index. Additional risks associated with Market Vectors
Double Exposure ETNs include adverse affects of interest rates on the index. In addition, the daily rebalancing of the index may dampen the positive effect or amplify the negative impact of currency movements on the index level.

"Standard & Poor's(R)," "S&P(R)," "S&P Chinese Renminbi Total Return Index" and
"S&P Indian Rupee Total Return Index" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Morgan Stanley. The Market
Vectors Currency ETNs are not sponsored, endorsed, sold or promoted by The
McGraw-Hill Companies, Inc., and The McGraw-Hill Companies, Inc. makes no representation regarding the advisability of investing in the Market Vectors
Currency ETNs.

Van Eck Securities Corporation is the exclusive marketer of the Market Vectors
Currency ETNs.

FEEDBACK |  SITE MAP | LEGAL

> In the News

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Market Vectors ETNs In The News

Press Releases

03/17/08     Morgan Stanley Launches Chinese and Indian Currency Exchange-Traded Notes

Viewing PDF documents requires Acrobat Reader 7.0 or higher.

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> Request Literature

------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR

Request Product Literature

Please send me the following information on Market Vectors ETNs:

___ Quantity

Single Exposure ETNs

___ Market Vectors-Chinese Renminbi/USD ETN
___ Market Vectors-Indian Rupee/USD ETN

Double Exposure ETNs

___ Market Vectors-Double Long Euro ETN
___ Market Vectors-Double Short Euro ETN

___ General (all Market Vectors ETNs)

Investment Professional:
___ (check if you are an investment professional)

Via:
___ Mail (check to receive hard copies via mail)

Company Name:
Your Name: ___________________________________
Address 1: ___________________________________
Address 2: ___________________________________
City       ___________________________________
State -or- Country: _____________ Zip: _______
Phone:     ___________________________________

___ Email (if checked, only email will be sent - no hard copies will be mailed)
Company Name:   ___________________________________
Your Name:      ___________________________________
E-mail Address: ___________________________________
Phone:          ___________________________________

A typical information kit includes a prospectus and a fact sheet. If you need more information, please call Marketing and Sales Support at 1.888.658.8287 for assistance.

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> Contact Us
------------------------
Morgan Stanley, the issuer of the Market Vectors Currency ETNs, has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Morgan Stanley has filed with the SEC for more complete information about the issuer and the offering of the Market Vectors Currency ETNs. You may get these documents for free by clicking here or EDGAR on the SEC Web site at www.sec.gov.
Alternatively, you may request a free copy of the prospectus by calling Van Eck
Securities Corporation at 1.888.MKT.VCTR; you may also request a copy from
Morgan Stanley or any other dealer participating in this offer.

1.888.MKT.VCTR
Contact Us

by Telephone: MARKET VECTORS ETNs (EXCHANGE-TRADED NOTES)
   1.888.MKT.VCTR
  (1.888.658.8287)

by Mail: EXCHANGE-TRADED NOTES
         Van Eck Global
         Attn: Market Vectors ETNs
         99 Park Avenue, 8th Floor
         New York, NY 10016-1507

by eMail: Van Eck Global cannot accept trade or account-related requests via email.
          For trade-related questions or information about your account, please call your Financial Advisor.

          When sending electronic mail to Van Eck Global, please be aware of the following:

          o A Van Eck Global representative will respond to your email as soon as possible.
          o Van Eck Securities Corporation cannot guarantee the confidentiality of internet communication.
          o By sending us your email you are granting Van Eck Global permission to communicate with you by email regarding the topic of your message or inquiry.

[E-mail Van Eck Global]

Van Eck Global
SINCE 1955

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Van Eck Global Site Map

o Home
o Prices and Returns
o Product Facts
        o Single Exposure ETNs
                Chinese Renminbi/USD ETN
                Indian Rupee/USD ETN
        o Double Exposure ETNs
                Double Long Euro ETN
                Double Short Euro ETN
o Index Facts
        o Single Exposure ETNs
                Chinese Renminbi/USD ETN
                Indian Rupee/USD ETN
        o Double Exposure ETNs
                Double Long Euro Index
                Double Short Euro Index
o Index Values and Returns
o Literature
o Prospectuses
o How to Purchase
o In the News
o Contact Us

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